                                                                   EXHIBIT 10.11


                                 CONFIDENTIAL




                                      OEM
                               PURCHASE AND SALE
                                   AGREEMENT

                                By and Between

                            NORTEL NETWORKS LIMITED

                                       &
                       CHORUM TECHNOLOGIES INCORPORATED





Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                          TABLE OF CONTENTS
                          -----------------

                                                              Page
                                                              ----

 1.  DEFINITIONS............................................     1
 2.  SCOPE..................................................     2
 3.  EXHIBITS...............................................     3
 4.  NORTEL'S PRODUCT QUALIFICATION AND ACCEPTANCE PROGRAM..     3
 5.  PRODUCT AND PROCESS CHANGES............................     4
 6.  QUALITY CONTROL AND RELIABILITY REQUIREMENTS,
     SUPPLY MANAGEMENT AND NORTEL'S AUDITING RIGHTS.........     6
 7.  ORDERING...............................................     7
 8.  DELIVERY...............................................     8
 9.  PRICES AND PAYMENTS....................................     9
10.  TITLE AND RISK OF LOSS.................................    10
11.  ACCEPTANCE OR REJECTION................................    10
12.  WARRANTY...............................................    10
13.  REPAIR PROCEDURES......................................    12
14.  REPAIR SERVICES........................................    13
15.  CONTINUING AVAILABILITY OF TECHNICAL ASSISTANCE,
     REPAIR SERVICES, MAINTENANCE, REPLACEMENT
     AND REPAIR PARTS.......................................    15
16.  TECHNICAL ASSISTANCE AND MARKETING SUPPORT.............    15
17.  DOCUMENTATION..........................................    16
18.  CONFIDENTIAL INFORMATION...............................    16
19.  INTELLECTUAL PROPERTY RIGHT INFRINGEMENT...............    17
20.  HAZARDOUS MATERIALS....................................    18
21.  INDEMNITY..............................................    18
22.  COMPLIANCE WITH LAWS...................................    19
23.  CONSEQUENTIAL DAMAGES..................................    19
24.  INSURANCE..............................................    19
25.  FORCE MAJEURE..........................................    19
26.  TERM...................................................    20
27.  TERMINATION AND CONTINUING RIGHTS......................    20
28.  NOTICES................................................    21
29.  CONTINGENT LICENSE.....................................    21
30.  GOVERNING LAW..........................................    21
31.  GENERAL................................................    21

                                    EXHIBITS
                                    --------

Exhibit A -   Product Lists, Part I and Part II, Prices, Discounts, Availability
              Dates and FCA Delivery Locations

Exhibit B -   Specifications and Acceptance Program

Exhibit C -   Demand-Pull Program

Exhibit D -   Repair Services Rates, FCA Repair Locations and Technical
              Assistance Rates

Exhibit E -   Procedures for Orders utilizing EDI and TDI

Exhibit F -   Monthly Reports

Exhibit G -   Change Notification

Exhibit H -   Interim Dates

Exhibit I -   RUS Debarment Certificate

Exhibit J -   North American Free Trade Agreement - Procedures

Exhibit K -   Notices

                        OEM PURCHASE AND SALE AGREEMENT

This OEM Purchase and Sale Agreement ("Agreement") entered into by and between Nortel Networks Limited, a Canada corporation with offices located at 2800 Dixie Road, Brampton, Ontario ("Nortel") and Chorum Technologies Incorporated, a Delaware corporation with offices located at 1303 E. Arapaho Road, Richardson, TX, 75081 (hereinafter referred to as "Seller").

WITNESSETH that the Parties hereto hereby agree as follows:

1.   DEFINITIONS
     -----------

1.1  As used herein:

a)  "ARO" means after Seller's receipt of a Purchase Order or Release.

b) "Blanket Purchase Order" means a Purchase Order which does not set forth a Delivery Date.

c) "Business Day" means any day other than a Saturday, Sunday, a non-working day or statutory holiday observed in the jurisdiction where a right is to be exercised or an obligation to be executed hereunder.

d) "Delivery Date" means the date specified in a Purchase Order or a Release when the Products are to be delivered to the FCA Delivery Location except in the event Nortel elects to take delivery of such Products at Seller's loading dock, in which case the Delivery Date shall be the date Nortel takes delivery of such Products at Seller's loading dock.

e) "Demand-Pull Program" means Nortel's ordering process which may be established by mutual agreement of the Parties pursuant to Section 7 (Ordering) and Exhibit C.

f)  "Documentation" means the documentation as described in Section 17.

g) "EDI" means the electronic data interchange procedures established in Exhibit E.

h)  "Effective Date" means January 1, 2000.

i)  "Exhibit" means any Exhibit listed in Section 3 hereof.

j) "FCA Delivery Locations" means FCA delivery at Seller's facility, Richardson, Texas.

k) "FCA Repair Locations" means Seller's FCA repair location at Seller's facility, Richardson, Texas.

l) "Free Carrier" and "FCA" have the meaning set forth in the International Chamber of Commerce document, "INCOTERMS 1990".

m) "Hardware" means the hardware components of the Products and any set of programs in machine-executable code whether residing in fixed coded instructions resident in read-only memory or equivalent devices forming part of hardware and sometimes known as firmware or whether residing in any other form of memory device such as `flash memory'. "product" (uncapitalized "p") is not included within this definition of "Hardware."

n)  "Party" means Nortel or Seller and "Parties" means Nortel and Seller.

o) "Prices" means the prices applicable to the Products and Repair Services determined in accordance with Section 9 (Prices and Payments) hereof, Exhibit A, Part I and Part II and Exhibit D.

p) "Process" means a set of inter-related resources and activities which transform inputs into outputs; resources may include personnel, finance, facilities, equipment, techniques and methods.

q) "Product" means any one of the fiber optic component products comprising Hardware components, as modified by Seller for Nortel and listed in the Product List attached hereto as Exhibit A, Part I, as such Exhibit A, Part I may be modified, from time to time, in accordance herewith or by agreement of the Parties and "Products" means some or all Products.

    Whenever the term "product" is used in this Agreement with respect to any Seller product, such term designates any such product listed in Exhibit A,
    Part II which has not yet been accepted by Nortel in accordance with
    Section 4 (Nortel's Product Qualification and Acceptance Process) and "products" means some or all products. "Product" is not included within this definition of "product."

r) "Purchase Order" means any purchase order issued (by any means of transmission) or output of an electronic "paperless" process, initiated by Nortel, in respect of the Products and accepted by Seller pursuant to
    Section 7 (Ordering).

s) "Release" means a verbal release confirmed in writing within two (2) Business Days, the document issued (by any means of transmission) or output of an electronic "paperless" process, initiated by Nortel, pursuant to a Blanket Purchase Order by which the Delivery Date for such Blanket Purchase Order or portion(s) thereof is requested.

t) "Repair Date" means the date on which the repair of a Product is completed as stamped on the Products in accordance with Section 13.4.

u) "Repair Services" means in the case of Hardware, the upgrade, the repair or replacement of defective Hardware as set forth in Section 14 (Repair Services) to be performed during and after the applicable Product Warranty Period.

v) "Specifications" means the technical specifications and the other requirements listed, described or referred to in Exhibit B, Part I, including acceptance test specifications, which are required to be met by the Products and the Documentation.

w) "Subsidiary" means a corporation in which Nortel Networks Corporation, the parent company of Nortel, effectively owns or controls, and continues to own or control, directly or indirectly, more than fifty percent (50%) of the voting stock or shares.

x) "Term" has the meaning ascribed to such term in Section 26 (Term) of this Agreement.

y) "$" or "Dollars" means lawful money of the United States of America except as otherwise expressly set forth herein.

1.2 Any reference in this Agreement to another agreement shall mean such other agreement as executed by the Parties thereto and all amendments thereto, unless otherwise explicitly stated.

2.  SCOPE
    -----

2.1 From time to time Nortel may request Seller to sell the Products to Nortel and Seller agrees to sell such Products to Nortel. The sale of Products by Seller and the purchase of Products by Nortel shall be in accordance with the terms of this Agreement and Exhibits thereto.

2.2 Nortel shall have the right to request Seller to customize any Product or product. Upon Nortel's written request, Seller will evaluate the request and provide to Nortel a proposal regarding the customization of any such Product or product. The proposal will include, but not be limited to, the revised specification for the customized Product or product, the estimated cost of such customization, the price for the customized Product or product; and, an estimated completion date of Seller's efforts. If Nortel agrees to such proposal, Seller will so customize any such Product or product. Customization requirements, if any, shall be incorporated in the Specifications and the sale and purchase of any customized Product or product shall be in accordance with the terms and conditions of this Agreement and Exhibits thereto. At the time any customized Product or product is incorporated in this Agreement, Exhibit A, Part II and Exhibit B shall be amended to add thereto the prices and the availability date and the acceptance program applicable to such customized Product or product.
    In the event that the Parties are unable to agree on the customization of a Product or product, subject to the other provisions of this Agreement, Seller will continue to provide the Product or product without the requested customization.

    At an agreed upon charge, if requested by Nortel and agreed upon by Seller, the Products will incorporate Nortel's branding requirements, as provided by Nortel and in accordance with the Specifications to include, as mutually agreed on a case by case basis and without limitation, Nortel's name, trademark and logotype, Nortel's color, Nortel's part number as per Specifications, Nortel's bar-codes and/or CLEI codes, Nortel's technical handbook (standard gray color binder) with each Product, packing material with Nortel's logotype and Nortel's box bar coding, applicable to each shipment. In no event, however, shall Nortel remove any of Seller's markings, notices or legends contained on or in the Product, product or Documentation and in all events Nortel shall reproduce and include any Seller markings, notices or legends contained on or in the Product, product or Documentation.

2.3 For those Products expressly stated in Exhibit A, Part I, as being subject to this Section 2.3, Seller hereby grants to Nortel the exclusive worldwide right to distribute and sell Products, directly or indirectly for the Term of the Agreement.

2.4 Nortel and Seller may from time to time, by mutual agreement, modify the Product Lists contained in Exhibit A, to add thereto other products offered for sale by Seller, and/or to incorporate therein enhancements or new features introduced in Products by Seller. Seller shall advise Nortel during scheduled Product marketing reviews and offer and make available to Nortel for incorporation in this Agreement, any new product or Product enhancement or new feature that Seller makes generally available. Such notification shall be made by Seller to Nortel within fifteen (15) Business Days of the Seller's internal design authorization allowing any such new product, enhancement or feature. Unless otherwise expressly stated in Exhibit A, Part I, any such new product or any Product enhancement or new feature will not be subject to the exclusivity granted to Nortel in Section
     2.3 above. At the time any new product or Product enhancement or new feature is incorporated in this Agreement, Exhibit A, Part II and Exhibit B shall be amended to add thereto the prices and the availability date and the acceptance program applicable to such new product or Product enhancement or new feature.

2.5  Reserved.

2.6 Seller accepts and acknowledges that Nortel may request it to sell Products to Nortel Companies. Upon the agreement of Seller and the agreement of the Nortel Company to the obligations and duties imposed by this Agreement, Seller will grant the Nortel Company the right to place Purchase Orders together with the obligations and rights which accrue in respect of the Products or in respect of the ordering or delivery of such Products in accordance with this Agreement. For the purposes of giving effect to the above, where a Nortel Company purchases Products pursuant to this Agreement, where the context so admits, references to Nortel shall be deemed to be to the relevant Nortel Company which is ordering and/or purchasing Products in accordance with the terms of this Agreement. Notwithstanding the foregoing, in no event shall Seller be required to accept any Purchase Order issued by Nortel Companies in excess of factory capacity or the Forecast provided by Nortel; neither shall Seller be liable to Nortel for the failure to (a) accept any Purchase Order placed by Nortel Companies; or, (b) agree to extend this Agreement to any Nortel Companies. In no event shall Seller be required to deal with any Nortel Companies.
     For the purpose of this Agreement, "Nortel Company" shall mean individually or collectively: (i) a Manufacturing Licensee (i.e. a third party which enters into an agreement with a Nortel Company to (1) manufacture in modified or unmodified form, a Nortel product incorporating the Product, and (2) lease, sell, sublicense or otherwise distribute (directly or indirectly) through distributors such Nortel product under Nortel's or the Manufacturing Licensee's own brand name) and agreed upon by Seller (such agreement not to be unreasonably withheld); and/or (ii) any other legal entity (including, but not limited to a joint venture, which is a cooperative enterprise formed between a

     Nortel Company and one or more other autonomous entities to address more effectively certain mutual business interests and opportunities) which qualifies as a Subsidiary.

3.   EXHIBITS
     --------

3.1 The following Exhibits, attached hereto, are an integral part of this Agreement and are incorporated herein by reference:

     Exhibit A -  Product Lists, Part I and Part II, Prices, Discounts,
                  Availability Dates and FCA Delivery Locations
     Exhibit B -  Specifications and Acceptance Program
     Exhibit C -  Demand-Pull Program
     Exhibit D -  Repair Services Rates, FCA Repair Locations and Technical
                  Assistance Rates
     Exhibit E -  Procedures for Orders utilizing EDI and TDI
     Exhibit F -  Monthly Reports
     Exhibit G -  Change Notification
     Exhibit H -  Interim Dates
     Exhibit I -  RUS Debarment Certificate
     Exhibit J -  North America Free Trade Agreements - Procedures
     Exhibit K -  Notices

3.2 Any amendment to any Exhibit shall be in the form of a revised Exhibit duly dated and signed by authorized representatives of the Parties.

4.   NORTEL'S PRODUCT QUALIFICATION AND ACCEPTANCE PROGRAM
     -----------------------------------------------------

4.1 Seller undertakes to supply Products which comply with the Specifications. Except as otherwise set forth herein, prior to being purchased by Nortel, the products listed in Exhibit A, Part II will undergo a program of evaluation, qualification and acceptance by Nortel ("Acceptance Program") to verify their compliance with the Specifications. Products listed in Exhibit A, Part I have been accepted by Nortel in accordance with this
     Section 4. The Acceptance Program will be conducted in accordance with Exhibit B, Part II.

4.2 It is acknowledged by Seller that circumstances may arise where Nortel will desire to purchase one or more products as are listed in Exhibit A, Part II, prior to acceptance thereof in accordance with this Section 4. Such circumstances will be examined in good faith by the Parties on a case-by-case basis. In the event Seller accepts to sell any one of the products, Nortel will issue Purchase Order(s) covering same.

4.3 Acceptance by Nortel of the products will take place upon successful completion of Nortel's Acceptance Program. Nortel will notify Seller in writing of its acceptance of the products within three (3) Business Days from successful completion of its Acceptance Program.

4.4 In the event that in the course of the carrying out of the Acceptance Program, Nortel determines that the products fail to comply with the Specifications, Nortel will promptly notify Seller in writing of such failure, with reasonable detail, and upon receipt of such notice, Seller will, at its expense, take prompt and effective action to correct the notified deficiencies by the applicable Acceptance Date, as such term is hereafter defined. Product acceptance dates shall be agreed upon by the Parties on a case-by-case basis, any such date to be, in any event, no later than eight (8) weeks after the date specified in Exhibit A,
     Part II for each product (herein referred to as "Acceptance Date"), or extensions thereof, if any, granted in writing by Nortel. In such case, acceptance of the products will take place upon verification by Nortel that the notified deficiencies have been corrected, and accepted products shall become Products hereunder and be deemed to be included in Exhibit A,
     Part I.

4.5 In the event that acceptance of the products does not take place on or before the Acceptance Date or extensions thereof, if any, granted in writing by Nortel, or in the event Nortel, acting reasonably, does not expect that acceptance will take place on the Acceptance Date or extensions thereof, if any, granted in writing by Nortel, Nortel may, in addition to any other remedies hereunder, at law or in equity, recover all costs and charges it has incurred as a result of the products not being accepted by the Acceptance Date, including, without limitation as to the nature of such costs and expenses, laboratory testing cancellation charges. In addition Nortel may, upon notice to Seller to that effect, request that a design review be held between Seller's and Nortel's engineers in order to determine how far away the products actually are from acceptance.

4.6 In the event Seller has accepted Nortel's Purchase Order(s) for products pursuant to Section 4.2 hereof, Nortel may, in addition to its rights under
     Section 4.5 hereof, request that Seller provide, and in such event, Seller will provide as a temporary solution, functionally equivalent equipment acceptable to Nortel's customer(s). Once the products have passed acceptance, Seller shall, at its own cost, replace the functionally equivalent equipment with the Products, and shall invoice Nortel for the price of Products only, once the Products have been delivered to Nortel's customer(s). Nortel shall not be responsible for the cost of the equipment sent as an alternate and temporary solution.

4.7 Seller has identified and will continue to identify to Nortel any sole source/critical components incorporated into the Products. For purposes of this Agreement, "critical components" means those parts of the Products for which there is no other readily identifiable source.

4.8 Acceptance of the Products by Nortel under this Section 4 shall not relieve Seller from its obligations to manufacture, deliver, repair and support the Products in accordance with this Agreement.

5.   PRODUCT AND PROCESS CHANGES
     ---------------------------

5.1 Seller shall notify Nortel in writing of all proposed modifications and changes that affect form, fit, function, performance or Price (herein "Change(s)") to the Products and/or Processes. Such notification shall be made by Seller to Nortel within seven (7) calendar days* of Seller's internal design authorization allowing any such Change except in the cases contemplated in Section 5.6, in which case Seller shall promptly so notify Nortel and initiate immediate action to correct the situation. The Changes which require that a notice be forwarded to Nortel shall be any proposed

     Change to the Products in accordance with the classifications described in GR-209-CORE incorporated by reference ( "GR-209") unless otherwise expressly set forth in this Section 5. All Changes proposed outside the
     spectrum of GR-209 shall be classified as "O".   The interpretation of
     GR-209 shall be decided on a per product basis in agreement between Seller and Nortel prior to acceptance of a given PO or addition of a product to Product List in Exhibit A. Seller's Change notifications (herein "Change Notifications") shall be in the form and content of Exhibit G.

*  See Exhibit H

5.2 Seller's written Change Notifications shall be numbered in a single sequential numbering scheme and shall include the information specified in
     GR-209.   In addition, a detailed description of the Change, the
     consequences if the Change is not implemented and the planned implementation date of the Change shall be included in the Change Notification.

5.3 Nortel reserves the right to request reasonable test data associated with any Product Changes. Furthermore, in the event Nortel determines it is necessary to verify the Change prior to acceptance, Seller shall supply, on loan and without charge, a mutually agreed upon quantity of Products for such verification, or offer some other alternative arrangement, satisfactory to Nortel, for such verification.

5.4 If Nortel disagrees with any classification issued by Seller, Seller shall present evidence in writing, within a period of five (5) calendar days* from Nortel's request therefore, that such a classification is justified. If Nortel still disagrees with the justification, within thirty (30) calendar days* from its receipt of Seller's written justification of the classification, Nortel shall present evidence in writing that Nortel's disagreement is justified and made in good faith and based on Nortel's product implementation requirements. Thereafter, the Parties shall negotiate in good faith until a final resolution is mutually agreed upon by the Parties within thirty (30) calendar days* from the date of Seller's Change Notification. In the event that thirty (30) calendar days* after the date of Seller's Change Notification, the Parties still disagree on the Change classification, Nortel's reasonable and substantiated determination shall prevail and be final.

5.5 Seller shall not implement a Change such as those contemplated above without the prior written consent of Nortel, provided such consent is not unreasonably withheld. Should Nortel fail to respond within a period of forty (40) calendar days* from the date it has received a notice forwarded by Seller under this Section 5, then Seller shall have the right to implement such Change and Nortel forfeits all rights to object to such Change.

5.6 In addition to Seller's warranty obligations contained in Section 12 (Warranty) and without diminishing Seller's obligations under this Section 5 and Sections 6 (Quality Control and Reliability Requirements, Supply Management and Nortel's Auditing Rights) and 14 (Repair Services) but only on a customer by customer basis and only for as long as Nortel is similarly obligated to such customer with regard to Class A or AC Changes, in the event that an intrinsic design or manufacturing defect of the Product(s), causes an inoperative, hazardous or unsatisfactory condition of a nature as to require the introduction in the Product(s) of a Class A or AC Change, as described in GR-209, Seller shall, as expeditiously as possible, at its expense, generate a Class A or AC Change, as applicable, to eliminate the defect, and supply such Change, at no charge, for installation by Nortel at reasonable costs, at Seller's expense, in all defective units of the Product(s), both installed and stocked, in accordance with a retrofit program negotiated by Nortel with its customers. A retrofit program is a program that allows Nortel to install the Change in all of Nortel's stockrooms and customer locations within a period not to exceed one hundred and eighty (180) calendar days from the date such inoperative, hazardous or unsatisfactory condition first occurs. In the course of negotiations of the retrofit program with its customers, Nortel shall consult closely with Seller with a view to endeavor to achieve the twofold objective of customers' satisfaction and minimization of retrofit costs to Seller.

     Seller shall provide, at its expense, seed stock units to support a retrofit project completion within said one hundred and eighty (180) calendar days in quantities determined in accordance with the following formulae: The one hundred and eighty (180) calendar days period begins when all the details of the retrofit program are determined by Nortel.

     Seed Stock Units = Material Cycle Time (Weeks) x Repair and Return Rate

     Repair and Return Rate =         Number of units to be retrofitted
                               -------------------------------------------
                              Change Completion Date - Implementation Date

5.7 Nortel shall provide to Seller Nortel's Product Engineering Code, the release number of the Product and the CLEI code of the Product, if required, for each Product Change under this Section 5. At Nortel's request, this information shall be placed on the Products by Seller in accordance with the Specifications.

5.8 From acceptance of the Products by Nortel in accordance with Section 4 (Nortel's Product Qualification and Acceptance Process), Seller shall provide Nortel with a field baseline report which will include: part number, Current Revision Level, New Revision Level, Reason for Change, Parts affected by Change, Old and New Revision of PCB, if applicable. This report will be updated whenever a Change is generated by Seller which affects form, fit, function, performance or Price of the Products. Seller will use its best efforts to produce these updates within seven (7) Business Days* of each Change date.

5.9  Throughout the Term, Seller shall requalify the Products once every twelve
     (12) month period in accordance with Bellcore Standard TR-NWT-000418, Issue 2 (Draft 3) September 1992.

5.10 Change notices relating to Product Changes should be sent to Nortel's System Engineering department and Change notices relating to Process Changes should be sent to Nortel's Quality Department. Seller's Quality Department shall be responsible for the obligations described in this
     Section 5.

6.    QUALITY CONTROL AND RELIABILITY REQUIREMENTS, SUPPLY MANAGEMENT AND
      -------------------------------------------------------------------
      NORTEL'S AUDITING RIGHTS
      ------------------------

6.1   ISO 9001 and 9002 Certification
      -------------------------------

6.1.1 Seller will use commercially reasonable efforts to obtain ISO 9002 certification by [*]. After such certification is received, Seller undertakes to maintain ISO 9002 certification in effect throughout the Term including in respect of Seller's quality control systems and Seller's failure to maintain ISO 9002 certification shall constitute a material breach by Seller of its obligations hereunder. Seller expects to obtain ISO 9001 certification by [*]. After ISO 9001 certification is received, Seller agrees to maintain such certification in the same manner as set forth above for ISO 9002 certification.

6.1.2 In the event Seller receives any notice of non-conformance to ISO from the ISO registrars, Seller shall immediately advise Nortel and forthwith provide Nortel with (i) the list and details of the non-conformance and
      (ii) the detailed plan submitted to the ISO registrars including timelines and goals to achieve compliance with the applicable ISO certification.

6.2   Quality Control and Reliability Requirements
      --------------------------------------------

6.2.1 The Nortel quality and reliability target metrics shall be set out in the Specifications, such metrics to include, without limitation, Mean Time Between Failure ("MTBF"), Return Rate ("RR") and Seller Product Quality Level ("SPQL"). In the event Nortel proposes any changes or additions to such quality and reliability target metrics, Seller shall not unreasonably refuse to agree or delay compliance with such changes.

6.2.2 Products furnished hereunder by Seller shall be tested and inspected by Seller prior to shipment in accordance with testing and inspection procedures contained in the Specifications. Seller agrees to perform the
      quality control functions set forth in the Specifications.    Detailed
      inspection records are to be maintained by Seller and made available to Nortel upon request.

6.2.3 Seller shall provide Nortel with a monthly report covering the items shown in Exhibit F and any other items reasonably required by Nortel in a format acceptable to Nortel.

6.2.4 Seller shall within seven (7) calendar days* of becoming aware of such event, report to Nortel by Technical Bulletin any potential, suspected or actual (i) defect in design and/or manufacturing of the Products, (ii) malfunction of the Products or of products similar to the Products, (iii) failure of the Products to conform to the Specifications or (iv) uses of the Products in combination with other product(s) or services which cause or have the potential of causing disruption in the services provided by end-users using the Products.

  * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.3   Supply Management
      -----------------

6.3.1 Seller's procurement Process must cover all reasonable activities related to the purchase of components and materials used in the finished Product including the selection of Seller approved suppliers and the acceptance by Seller of the material. Seller shall ensure through its procurement Process that only Seller qualified components and materials from Seller approved suppliers are used in the manufacture of Product at Seller's manufacturing facilities.

6.3.2 Seller's supply management Processes, excluding any specific supplier information, are subject to reasonable inspection by Nortel to assess their effectiveness and ensure corrective and preventive actions are taken internally by Seller. Nortel's inspection of the Processes may be held, upon reasonable prior notice, within thirty (30) calendar days of evidence of receiving Products from Seller that do not comply with the particular Specification.

6.3.3 Where Nortel reasonably determines that certain components used in Products contain potential problem areas, it shall notify Seller in writing, and the Parties shall discuss the matter with a view to confirming a problem area exists, and then mutually agreeing to ways to resolve such problem areas.

6.4   Nortel's Inspection Rights
      --------------------------

6.4.1 Upon advance notice to Seller and only without unduly interfering with Seller's normal day-to-day operations, Nortel may inspect or test, at all reasonable times and at Seller's locations, any Products covered by this Agreement. Seller shall provide such reasonable assistance as is reasonably required to allow Nortel to perform a full range of quality assurance functions without unduly interfering with Seller's normal day-to-day operations. Seller shall provide such reasonable assistance at no additional charge; provided, however, that in the event Seller is required to purchase any goods or services to accommodate Nortel's request, Nortel shall reimburse Seller for the expenses incurred by Seller. Inspection of Products may be performed in whole or in part prior to final assembly and/or completion of manufacturing or repair Processes.

6.4.2 In addition to, and without restricting, Nortel's auditing and inspection rights described in this Section 6, Nortel shall have the right to visit Seller's manufacturing location(s) for the purpose of inspecting any of the Processes, upon fifteen (15) Business Days* written notice and only without unduly interfering with Seller's normal day to day operations. Nortel shall request inspection no more frequently than required by good commercial practices.

6.4.3 Nortel shall keep Seller informed as to any problems encountered with the Products and Processes and to communicate promptly to Seller any and all modifications or improvements to the Products and Processes suggested by any customer, employee or agent, as Nortel considers appropriate.

6.4.4 Any exercise of Nortel's right to inspect Products, Processes and Seller's manufacturing locations as set forth in this Section 6 and Section 11 (Acceptance or Rejection) shall not constitute, or be construed as acceptance of the Products and Processes by Nortel or relieving Seller from its obligations to furnish all Products in strict compliance with this Agreement, including the Specifications, and the applicable Blanket Purchase Order, Release or Purchase Order.

7.   ORDERING
     --------

7.1 Products will be purchased, upon mutual agreement of the Parties, through Blanket Purchase Orders and Releases under the Demand-Pull Program, in accordance with Exhibit C, or, absent such Demand-Pull Program, through Purchase Orders with a schedule of delivery, which may be issued by Nortel, from time to time, in accordance with this Agreement. Seller agrees to be compliant with the Demand-Pull Program no later than [*].

7.2 Notwithstanding that a Blanket Purchase Order, a Release or a Purchase Order issued in respect of Products does not refer to this Agreement, any such Blanket Purchase Order, Release or Purchase Order issued by Nortel during the Term shall be deemed to have been issued pursuant to this Agreement and shall be deemed to incorporate and be governed solely by the terms and conditions set forth in this Agreement unless the Parties expressly agree in writing to the contrary. Any printed terms and conditions contained in any Blanket Purchase Order, Release or Purchase Order or in any Seller's acknowledgment, invoice or other documentation shall be deemed deleted and of no force or effect. Any additional typed and/or written terms and conditions contained in any Purchase Order or Release and any Seller's acknowledgment, invoice or other documentation shall be for administrative purposes only, i.e. to identify the types and quantities of Products to be supplied, line item Prices and total Price, delivery schedule, and other similar ordering data, all in accordance with the provisions of this Agreement.

7.3 Nortel shall not be obligated to purchase any quantities of Products hereunder, except and only to the extent required in order to satisfy its obligations to purchase Products pursuant to (a) the Demand-Pull Program, if any, as expressly set forth in Exhibit C; or (b) Section 8.5 below.

7.4 Seller undertakes to accept any Blanket Purchase Orders and Releases or Purchase Orders issued hereunder by Nortel and Nortel Companies, provided that such Blanket Purchase Orders and Releases or Purchase Orders are consistent with this Agreement. Seller shall acknowledge receipt of each Blanket Purchase Order, Release or Purchase Order within two (2) Business Days ARO. For the avoidance of doubt, Seller may reject any Blanket Purchase Order, Releases or Purchase Orders which (i) is not consistent with the terms of this Agreement; (ii) is issued under the Demand-Pull Program and exceeds the quantity contained in the Forecast provided to Seller; or (iii) is not issued under the Demand-Pull Program and Seller, in its sole judgment, does not believe it can provide the quantity requested by the requested delivery date.

7.5 Any change to the original Purchase Order or Release initiated by Nortel after Seller's acknowledgment and any resulting adjustments to Prices, schedule and/or other requirements of the Purchase Order or Release shall be negotiated and mutually agreed upon and subsequently detailed in a written change to the Purchase Order or Release ("Change Order"), referencing the original Purchase Order or Release and executed by authorized representatives of Nortel and Seller. In the event that the Charge Order affects work already performed, the adjustment of the Purchase Order or Release price shall include reasonable charges incurred by Seller related to such

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

     work. No such charges shall be performed until a Change Order has been executed by Seller and Nortel as described above.

7.6  The Blanket Purchase Orders, Releases, or Purchase Orders shall:

     a) reference the number of Nortel's Blanket Purchase Order, Release or Purchase Order issued for the Products;
     b) include a signature of an authorized employee of Nortel (to be provided by Nortel);
     c) have the correct Product and options description (including item numbers and part numbers if shown for that item in the Product list);
     d) have the correct Price in accordance with Exhibit A of this Agreement or any amendments hereto;
     e)  specify the exact quantity of Products to be delivered;
     f) provide tax status for each FCA Delivery Location including the exemption certificate number if tax exempt;
     g) have firm delivery schedules and a firm Delivery Date (where applicable) for each shipment;
     h) specify the FCA Delivery Location and the Nortel location where the invoice shall be rendered for payment;
     i) specify the method of shipment including the names of carrier and broker, if applicable; and
     j)  specify special shipping and transportation instructions, if any.

8.   DELIVERY
     --------

8.1  Products shall be delivered as follows:

     a) Products ordered pursuant to the Demand-Pull Program shall be delivered by Seller FCA Delivery Location set forth in the Release within a delivery lead time not to exceed one (1) Business Day* from Nortel's Release(s).

     b) Products not ordered pursuant to the Demand-Pull Program shall be delivered by Seller FCA Delivery Location set forth in the Purchase Order, within a delivery lead time as mutually agreed by the Parties, but not to exceed; (i) five (5) Business Days, if forecasted in the manner mutually agreed upon by the Parties, or (ii) four (4) weeks ARO, if not forecasted.

     No partial shipment shall be made without prior written approval from Nortel.

8.2 Seller shall package the Products in accordance with the packing and external marking practices listed in Schedule B, Part III and the Specifications.

8.3 Seller shall mark each Product listed in Exhibit A in accordance with the Specifications and as set forth in Exhibit B, Part III.

8.4 In the event that Seller fails to deliver Products by the Delivery Date or extension thereof granted by Nortel, if any, and provided that such failure is not due to a Force Majeure event (Section 25 below), Nortel may, as its sole and exclusive remedy, cancel, without charge or liability, the affected Purchase Order and/or Release or applicable portion thereof. Seller shall promptly advise Nortel of any anticipated delay in meeting the Delivery Date specified in any Purchase Order or Release and shall cooperate with Nortel in the implementation by Seller of any appropriate action or workaround plans. Without limiting the generality of the foregoing or otherwise affecting Nortel's rights, in the event a Nortel customer cancels one or more orders for Products as a result of Seller's delay in the delivery of Products of more than five (5) calendar days and provided that such delay is not due to a Force Majeure event (Section 25 below), Nortel shall have the right to cancel, without charge or liability, the Purchase Order and/or Release issued to Seller in respect of Nortel's customer cancelled order(s).

8.5 Prior to December 31, 2000 Nortel agrees to purchase at least [*] units of Products from Seller as set forth in Appendix A ("2000 Commitment").

      In addition, in the event that Seller's Product delivery, pricing and ability to ramp-up to Nortel's demand meet or exceed Nortel's expectations, then Nortel may purchase an additional mutually agreeable quantity of Products from Seller during the first [*] months of the Agreement.

8.5.1 Beginning on January 1, 2001, for each calendar year of the Term, Nortel agrees to issue Purchase Orders to Seller as set forth in Appendix A ("Annual Commitment") on the following basis:

      a)  where Seller has complied with the performance requirements set out in
          Section 8.5 to the reasonable satisfaction of Nortel during the preceding twelve (12) month period, a Nortel Annual Commitment shall remain overall at the said same level;

      b) where Seller has reasonably exceeded the performance requirements set out in Section 8.5, to the reasonable satisfaction of Nortel during the preceding twelve (12) month period, and subject to Nortel's other legal obligations and commitments, Nortel shall in good faith use reasonable commercial efforts to increase the percentage of business in a Nortel Annual Commitment to match the level of the exceeded performance by Seller, provided that Nortel makes no firm commitment to effect such increase;

      c) where Seller has failed to meet the performance requirements set out in Section 8.5, to the reasonable satisfaction of Nortel, during the preceding twelve (12) month period, then the percentage of business in a Nortel Annual Commitment may be decreased by an amount equal to [*] percent ([*]%) per calendar quarter for each Product type that had two
          (2) or more Delivery Defaults in such quarter. Subject to Section 9.4 and 9.5, Nortel acknowledges and understands that the Prices charged by Seller may increase.

      In the event that Seller is unable to deliver sufficient quantities of Products in order to satisfy a Nortel Commitment as set forth above due to no fault of Nortel, the Parties agree that Nortel shall be relieved of any obligation to fulfil the remainder of the applicable Commitment.


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

8.5.2 [*].

8.5.3 Annual Commitments may decrease (and any such decrease may subsequently be reversed as provided for herein) in accordance with the following:

      "Delayed Delivery" shall be any instance where Seller fails to make a shipment that a) is in compliance with the quantity of Products in a Release and the delivery date of such Products in accordance with Section
      3.4 of Exhibit C, for Products supplied pursuant to the Demand-Pull Program, or b) as per the mutually agreed upon delivery date with respect to Products ordered under a Purchase Order.

      "Default Period" shall be any calendar week where Seller has made a Delayed Delivery.

      "Delivery Default" will be deemed to occur if there are three consecutive Default Periods, or five Default Periods, for the same particular Product within any calendar quarter.

      Upon the occurrence of a Delivery Default, Nortel may, upon written notice to Seller, reduce by up to [*] percent Nortel's Annual Commitment for the particular Product for that calendar quarter.

      Upon the occurrence of a second Delivery Default for the same particular Product within the same calendar quarter, Nortel may, upon written notice to Seller, reduce by up to an additional [*] percent Nortel's Annual Commitment for the particular Product for that calendar quarter.

      Upon the occurrence of a third Delivery Default for the same particular Product within the same calendar quarter, Nortel may, upon written notice to Seller, reduce by up to an additional [*] percent Nortel's Annual Commitment for the particular Product for that calendar quarter.

      In addition, and notwithstanding the terms of this Section 8.5, Seller herein recognizes Nortel's need to respond to increases in demand for the Products, and to the extent that Seller cannot meet such increases in demand, it is understood that Nortel may seek, at its sole discretion to have such increased demand fulfilled by another supplier.


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

      If, at anytime within ninety (90) days from the date of written notice to Seller reducing a Nortel Annual Commitment pursuant to the foregoing provisions, there are no Default Periods for three consecutive weeks for the particular Product, then such reduction to Nortel's Annual Commitment for that particular Product will be reversed and returned to the original level of Nortel's Purchase Commitment for that particular Product prior to such reduction; provided, however, that if Nortel actually purchases and receives delivery of the total quantity by which Seller is in default under the Delivery Default of that particular Product from an alternative vendor for that particular Product covered by that Delivery Default, and if such alternative vendor makes a permanent investment in capital equipment, personnel and supply chain commitments in order to supply such Products, then Nortel will have no obligation to make up the value of the business Seller has lost due to such Delivery Default.

8.5.4 The Parties agree that Seller is currently operating at maximum capacity. No additional capacity can be provided by Seller until [*], at time Seller agrees to provide the following flex ramp-up.

      In the event Nortel provides at least ninety (90) days written notice to Seller, Seller shall use commercially reasonable efforts to deliver up to an additional [*] percent ([*]%) of the quantity Forecasted after such ninety (90) day period. Additionally, in the event Nortel provides at least one hundred eighty (180) days written notice to Seller, Seller will use commercially reasonable efforts to deliver up to an additional [*] percent ([*]%) of the quantity Forecasted after such 180 day period. Notwithstanding anything to the contrary set forth in this paragraph above, Seller agrees to use commercially reasonable efforts, but shall have no obligation to increase capacity by more than [*] percent ([*]%) of the Forecasted quantity during any twelve (12) month period.

8.5.5 The Parties may mutually agree to hold operational reviews at mutually agreed upon times and places during the Term of the Agreement.

8.6 Nortel may at any time, for its convenience and without cause, reschedule the Delivery Date of ordered Products, provided such rescheduled Delivery Date shall not exceed [*] Business Days from the date the Products were originally scheduled to be delivered.

8.7 Nortel may at any time for its convenience and without cause, cancel, in whole or in part, any Purchase Order placed hereunder for Products subject to the payment of a cancellation fee based on the total Price of the cancelled Products in accordance with the following:

      (a)  finished Products = 100%
      (b)  Products in progress:
              Cancellation less than [*] weeks but at least [*] weeks before the Delivery Date = [*]%
              Cancellation less than [*] weeks but at least [*] weeks before the Delivery Date = [*]%
              Cancellation less than [*] weeks before the Delivery Date = [*]%


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

9.   PRICES AND PAYMENTS
     -------------------

9.1 Except as specifically provided herein, all charges incurred by Seller in performing its obligations hereunder shall be paid by Seller and shall not be subject to reimbursement by Nortel.

9.2 Prices shall be firm throughout the Term except for Price decreases due to Seller's cost reductions or an increased Nortel volume discount; unless changes to form, fit or function are implemented in any product at the request of Nortel. If said changes are requested by Nortel, Seller has to right to renegotiate price of affected product. Seller agrees to use commercially reasonable efforts to review prices each [*] and, in its sole discretion, to offer price reductions to Nortel as may be permitted due to savings which Seller has realized in the manufacturing of Product.

9.3 Prices are: (a) FCA Seller's Richardson, TX plant; (b) stated and payable in US currency; (c) include packing; and (d) exclude all applicable federal, state and local taxes and import duties or custom charges.

9.4 Seller agrees that the Prices charged to Nortel for Products and Repair Services supplied hereunder are and will continue to be [*] percent ([*]%) lower than the prices that Seller charges directly to its end-user customers, at a particular time, for the same Products purchased in similar quantities and under terms and conditions substantially similar to those contained in this Agreement, including, without limitation, any purchase commitments. For comparison purposes, Seller shall aggregate purchases of Products by all Nortel Companies.

9.5 Seller further agrees that the Prices charged to Nortel for Products and Repair Services supplied hereunder are and will continue to be [*] charged by Seller, at a particular time, [*] has entered into an OEM agreement (or similar contractual arrangement), for [*] Products purchased [*] to those contained in this Agreement, including without limitation, any purchase commitments. For comparison purposes, Seller shall aggregate purchases of Products by all Nortel Companies

9.6 Seller shall promptly notify and extend to Nortel any reductions made by Seller in its published list prices and any increases in discounts for Products. Such price reductions and increased discounts shall apply to Blanket Purchase Orders, Releases and Purchase Orders received by Seller on or after the effective date of the price reduction. Any price decreases will be immediately applied to any Blanket Purchase Orders, Releases or Purchase Orders received and acknowledged but not delivered by Seller.

9.7 In an effort to provide Nortel the opportunity to competitively and profitably offer Products in high volume applications, Seller may offer to Nortel, additional discounts upon mutually agreeable terms on Products for Nortel's use in high volume, competitive price proposals.

9.8 Payment shall be due to Seller from Nortel [*] calendar days following the receipt by Nortel of an invoice for the Products, which invoice shall be delivered to Nortel no earlier than the Delivery Date of the Products.


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

9.9 Invoices for Products delivered hereunder and for any other amounts, which may be payable hereunder, shall be forwarded directly to the following address (unless Nortel designates, in writing, another address):

     NORTEL NETWORKS INC.

     P.O. Box 90510
     Nashville, TN 37208-0510
     U.S.A.

     Attention:  Accounts Payable Dept.

10.  TITLE AND RISK OF LOSS
     ----------------------

10.1 Title to the Products (excluding Software) and risk of loss of and damage to the Products will pass to Nortel upon delivery to the FCA Delivery Location provided that under Section 12.1.1 (Warranty), 13.2 and 13.7 (Repair Procedures), risk of loss of or damage to the replacement Products will pass to Nortel upon the delivery thereof at a Nortel designated destination.

11.  ACCEPTANCE OR REJECTION
     -----------------------

11.1 Nortel reserves the right to accept or reject, in accordance with Section
     11.2 below, Products ordered hereunder after the delivery of such Products to Nortel's facility or, as the case may be, to a Nortel Customer's site. Products shall be deemed accepted by Nortel unless Nortel notifies Seller, in writing, that such Products are rejected and provides the reasons for such rejection within thirty (30) Business Days* after Nortel's receipt thereof at its facilities or, when the Products are received at a Nortel customer's site, as the case may be, upon completion of installation and testing of the Products or thirty (30) Business Days* after such receipt of the Products at such customer site, whichever event occurs first.

11.2 If any Products are found not to be in substantial conformance with the Specifications, and/or fail to meet any of the acceptance criteria specified in the applicable Specifications, and/or in the event an excessive failure rate (as defined in the Specifications) is observed by Nortel with respect to Products contained in a lot/shipment, Nortel shall have the right, notwithstanding the warranty provisions contained in this Agreement, to reject the same. Nortel shall promptly return to Seller the rejected Products and Seller will repair or replace the rejected Products within [*] Business Days of receipt of the rejected Products. Return shipment of the rejected Products will be at Seller's risk and expense (including shipping charges). Any notice of rejection issued by Nortel under this Section 11.2 will include a reasonable description of the deficiencies.

11.3 Payment or acceptance by Nortel shall not be deemed to constitute a waiver of the rights which Nortel may have resulting from Seller's delivery of faulty or defective Products.


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

12.    WARRANTY
       --------

12.1   Seller warrants that:

       a) Product shall, at the Delivery Date, be new and free and clear of all security interest or other lien and other encumbrance;

       b) for a period of [*] from the Delivery Date or, [*] from the manufacturing date stamped on the Products, whichever period expires last (such period being hereinafter referred to as the "Product Warranty Period"), the Products shall be free from defects in materials and workmanship and shall conform to and operate in accordance with the Specifications;

       c) with the exception of any notice which may be provided by Seller pursuant to Section 20 (Hazardous Materials), the Products furnished by Seller, and the components thereof, are not considered, under the laws of the U.S. or Canada, toxic or hazardous to persons or the environment;

       d) no license or other agreement is or will be violated by the terms and conditions of this Agreement;

       e) without limiting the generality of the foregoing provisions, that it has the authority to enter into this Agreement and has obtained all rights and waivers necessary to sell Products to Nortel and to grant the rights granted hereunder.

       f) that the Products and the exercise of the rights granted in this Agreement do not infringe any third-party patent, copyright, trademark, trade secret or other intellectual property right.

12.1.1 The warranty provisions contained in Sections 12.1(c), (d), (e) and (f) shall apply during and after the Product Warranty Period and shall survive inspection, acceptance and payment

12.2 The warranty in Section 12.1(b) above does not apply to items normally consumed in operation, such as lamps and fuses and to any defect which has been caused by Nortel or arises from mishandling, misuse, neglect or improper testing or repair or modification or repair by any party other than Seller. Any failure of the Hardware determined by Seller to not have resulted from a defect covered by the warranty in Section 12.1(b) above, will, at Nortel's option and expense, be returned to Nortel, without the performance of Repair Services or repaired, in accordance with Section 14 (Repair Services) and returned to Nortel.

       Subject to the paragraph above, as Nortel's sole and exclusive remedy and Seller's sole and exclusive liability for breach of the warranty in
       Section 12.1(b) above, Seller shall, at its expense, during the Product Warranty Period, provide Repair Services in accordance with Section 14 (Repair Services) in respect of Hardware which have failed to conform to the warranty listed in Sections 12.1(b) above as confirmed by Seller's testing and inspection of the Hardware after return of the Hardware by Nortel. Hardware repairs or replacements effected during the Product Warranty Period shall be warranted, as above provided, for the remainder of the Product


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

     Warranty Period or for [*] from the Repair Date, whichever is longer. Hardware repairs or replacements effected after expiry of the Product Warranty Period shall be warranted, as above provided, for a period of [*] from the Repair Date stenciled or otherwise identified in accordance with
     Section 13.4 (Repair Procedures). All transportation and other expenses arising from shipping the non-conforming Products to Seller shall be paid by Nortel, and the repaired or replacement Products from Seller to Nortel shall be paid by Seller.

12.3 NORTEL'S SOLE AND EXCLUSIVE REMEDY AND SELLER'S SOLE AND EXCLUSIVE LIABILITY FOR ANY BREACH OF THE WARRANTIES SET FORTH IN SECTIONS 12.1(B),
     (D), (E) OR (F) ABOVE OR FOR PRODUCT DEFECTS SHALL BE ITS RIGHTS AS SET FORTH IN THIS SECTION 12.

12.4 NORTEL'S SOLE AND EXCLUSIVE REMEDIES, AND SELLER'S SOLE AND EXCLUSIVE LIABILITY, FOR ANY BREACH OF THE WARRANTIES CONTAINED IN SECTIONS 12.1(D) OR 12.1(E) OR 12.1(F) ABOVE SHALL BE (A) TERMINATION OF THIS AGREEMENT; AND/OR (B) THE INFRINGEMENT INDEMNITY PROVIDED IN SECTION 19 BELOW.

     EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS SECTION 12, SELLER DOES NOT WARRANT THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PRODUCTS OR THE PERFORMANCE OR NONINFRINGEMENT THEREOF, DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCTS, SPECIFICATIONS, SUPPORT, SERVICE OR ANYTHING ELSE AND DOES NOT MAKE ANY WARRANTY TO NORTEL'S CUSTOMERS OR AGENTS. SELLER HAS NOT AUTHORIZED ANYONE TO MAKE ANY REPRESENTATION OR WARRANTY OTHER THAN AS PROVIDED ABOVE.

     EXCEPT IN RELATION TO DAMAGES, LIABILITIES, COSTS AND EXPENSES INCLUDED IN A JUDGMENT OR CLAIM COVERED BY THE INDEMNITY IN SECTION 19, UNDER NO CIRCUMSTANCES SHALL SELLER BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR OTHER DAMAGES WHATSOEVER (INCLUDING DAMAGES FOR LOSS OF PROFITS, GOOD WILL, USE, DATA, OR OTHER INTANGIBLES) ARISING OUT OF OR RELATING TO ANY BREACH OF THE FOREGOING WARRANTIES EVEN IF SELLER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     THE FOREGOING LIMITATIONS SHALL BE APPLICABLE EVEN IF SUCH LIMITATIONS FAIL OF THEIR ESSENTIAL PURPOSE.

12.5 Any failure by Seller to execute its warranty obligations as contained in this Section 12 and Section 14 (Repair Services) shall constitute a material breach of Seller's obligations hereunder.

13.  REPAIR PROCEDURES
     -----------------


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13.1  This Section 13 shall be applicable to the providing of Repair Services described in Section 14 by Seller during and after the Product Warranty Period.

13.2 a) Prior to returning any defective Products to the FCA Repair Location, Nortel will notify Seller orally of the defect, if known at that time, and will request authorization from Seller for the return of such Products. Upon such request, Seller shall provide Nortel with a Return Material Authorization ("RMA") number to be prominently displayed on the shipping container for the defective Products and advise Nortel of the FCA Repair Location to which the Products should be returned.

      b) In all cases covered in Section 14 (Repair Services), Nortel shall then ship such Products to Seller, freight prepaid and properly insured. Nortel shall prepare proper export documentation evidencing Nortel's ownership of the Products and shall comply with the requirements set forth in Exhibit J (NAFTA).

13.3 Nortel shall furnish the following information with Products returned to for Repair Services:

      i)   Nortel's or the Nortel Company's name and complete address;
      ii) quantities and model and serial numbers of Products being delivered for repair;
      iii) the nature of the defect or failure, if known;
      iv) Purchase Order number under which repairs are to be made, if Product is no longer under warranty;
      v) name(s) and telephone number(s) of Nortel's employee(s) or other designated persons to contact in case of questions about the Products;
      vi) ship-to address or Nortel's location to which repaired or replacement Products should be returned;
      vii) whether or not returned Products are under warranty.

13.4 Seller shall date stamp each repaired and returned Product with the Repair Date and type of repair "pre fix" as per Bellcore GR-209 specifications incorporated herein by reference and Specifications described in Exhibit
      B. Hardware repaired by Seller shall be stamped in accordance with requirements outlined in Bellcore TR-NWT-000078 incorporated herein by reference.. Without limiting the foregoing, the stamping shall include the Repair Date stenciled or otherwise identified in a permanent manner at a readily visible location on the Hardware, unless otherwise directed by Nortel.

13.5 Seller shall promptly provide a written notice to Nortel with the name(s) and telephone number(s) of the individual(s) to be contacted by designated Nortel personnel concerning any questions that may arise with respect to the Repair Services, and if required, specify any special packing of Products which might be necessary to provide adequate in-transit protection from transportation damage.

13.6 Once Products have been repaired or replaced by Seller, Seller shall reissue to Nortel an invoice for such repaired or replacement Products and the charges applicable to the providing of Repair Services, if any, as set forth in Exhibit D. Seller's invoice shall contain the following:

     i)    Nortel's Purchase Order number for these Repair Services;
     ii) a detailed description of the Repair Services provided by Seller and the need therefore;
     iii) quantities and model numbers of Products repaired and associated repair charges;
     iv)   applicable sales or excise taxes;
     v)    total amount payable;
     vi)   address to which payment should be made.

13.7 The repaired or replacement Products shall be delivered by Seller to the destination specified by Nortel, freight prepaid and properly insured. Seller shall prepare proper export documentation as per Nortel's instructions, evidencing Nortel's ownership of the Products and shall comply with the requirements set forth in Exhibit J (NAFTA).

13.8 Seller shall promptly notify Nortel of returned Products which are found by Seller to be beyond repair. Products shall only be considered beyond repair after agreement of the Parties to that effect. All Products which are found to be beyond repair and not replaced shall be returned to Nortel at Nortel's discretion.

13.9 Nothing in this Agreement shall be construed as giving Seller an exclusive privilege to repair any Products covered under this Agreement; provided, however, that any repairs or modifications to the Hardware, or any attempt to do either by any third party not authorized by Seller, shall invalidate the warranties granted by Seller in Section 12 (Warranty) above.

14.  REPAIR SERVICES
     ---------------

14.1 Repair Services shall be available to Nortel in accordance with the provisions contained in this Section 14 and in Section 13 (Repair Procedures).

14.2 This Section 14 shall be applicable to the providing of Repair Services by Seller during and after the Product Warranty Period.

14.3 To order Repair Services after expiry of the applicable Product Warranty Period, Nortel shall issue a Purchase Order and such Purchase Order shall contain the description of the requested Repair Services.

14.4 Repair Services for defects resulting from the breach of the warranty contained in Section 12 (Warranty) above shall be provided by Seller at no charge to Nortel during the Product Warranty Period. After expiry of the Product Warranty Period, Repair Services shall be at prices set forth in Exhibit D (Repair Services and Technical Assistance Rates) unless otherwise set forth in this Section 14 or unless covered by Section 5 (Product and Process Changes).

14.5 Same-for-Same Repair Services
     -----------------------------

     The following procedures will apply:

        a) Products returned to Seller for Repair Services shall be shipped by Nortel freight and insurance prepaid.

        b) Seller shall track any defective Product by its unique serial number throughout the repair process.

        c) Seller shall return, after having repaired and updated the Products to the minimum field baseline, the exact same Products having the same serial number. If the serial number has to change for any reason, Seller shall, on the `repair tag' originally provided by Nortel, document the following information: old serial number, new serial number and reason(s) for change.

        d) Seller shall return any repaired Products with the `repair tag' or other mutually agreed to repair tag that was originally provided by Nortel with the defective Products. Seller shall provide all post-repair information as required on the 'repair tag'.

        e) Seller shall complete the Same-for-Same process within [*] calendar days* of having received the defective Product.

14.6    Fast Cycle Failure Analysis
        ---------------------------

14.6.1 Seller shall perform a Fast Cycle Failure Analysis ("FCFA") at no cost to Nortel on Products which have caused any service interruption in the field or as may otherwise be reasonably requested by Nortel. Nortel will request a separate RMA number for each Product returned for an FCFA. An FCFA shall be performed by Seller in accordance with the following additional requirements:

        a) FCFA shall include a detailed root cause analysis, using engineering tools such as Environment Stress Screening ("ESS") and any other tools which may be required to determine the cause of the failure.

        b) Seller shall track any defective Product by its unique serial number throughout the repair process.

        c) Seller shall return, after having repaired and updated the Products to the minimum field baseline, the exact same Products having the same serial number. If the serial number has to change for any reason, Seller shall, on the `repair tag' originally provided by Nortel, document the following information: old serial number, new serial number and reason(s) for change. This information will also be documented in the FCFA report. The Products shall not be "upgraded" to other than the actual unit release vintage until root cause analysis is completed and the Products successfully pass the complete test cycle. The Products shall not be repaired without completion of the FCFA activity.

        d) Seller shall return the repaired Products with a written report documenting all findings as a result of the FCFA.

        e) Seller shall complete the FCFA process within [*] calendar days* of having received the defective Products at its Richardson, Texas plant. Nortel shall provide all available technical information to allow Seller to understand the circumstances and environmental conditions that led to the failure of the Products.

        f) Seller shall inform Nortel of the return Product shipping information as soon as it is available. The shipping information will include, date shipped, carrier, waybill number and any other information that will help Nortel expedite the return of the Products.

        * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        g) In the event that the results of the FCFA indicate deficiencies with the Product Hardware or Software, then Seller will modify the Products to eliminate such deficiencies. Such modifications will be implemented in accordance with Section 5 (Product and Process Changes).

14.7 Products found defective within the first ninety (90) calendar days from their initial utilization at customer site, (referred to as `Dead On Arrival' ("DOA") or Early Life Failure ("ELF") shall be returned to Seller along with the RMA documentation. Returned DOA/ELF Products shall be tested through full functional tests and ESS in order to provide a root cause analysis, then repaired, re-furbished, upgraded to the latest version or release, stamped with the Repair Date and returned to Nortel as new Products. Such testing and repairs will be done at no charge for those returned DOA/ELF Products which are within the Product Warranty Period; for those returned DOA/ELF Products which are not within the Product Warranty Period, Nortel shall pay the fee set forth in Exhibit
        D. Should the DOA/ELF occurrence represent more than [*] percent ([*]%) of the Products RR as defined in the Specifications, then Seller shall, in addition to performing root cause analysis, implement a corrective plan of action within thirty (30) Business Days of this occurrence being reported. Seller will update Nortel in writing with the findings of the root cause analysis as well as with the corrective plan of action.

14.8 In case of a No Fault Found ("NFF") in respect of Products returned or if Nortel requests re-testing of Products reasonably known to Nortel as being in good condition, Seller shall invoice Nortel at the Prices specified in Exhibit D for their full functional tests and ESS and such Products shall be returned to Nortel after the tests are completed, freight collect using Nortel's designated carrier. Test turnaround time shall not exceed [*] Business Days* from the date the Product is received at Seller facilities and a Purchase Order number has been received from Nortel.

14.9 Should the Product failures classified by Seller as NFF represent more than [*] percent ([*]%) of the Products RR as defined in the Specifications, then Seller shall, in addition to performing a root cause analysis, implement a corrective plan of action within thirty (30) calendar days* of this occurrence being reported. Seller will update Nortel in writing with the findings of the root cause analysis as well as with the corrective plan of action.

14.10   Emergency Replacement Products
        ------------------------------

        In emergency situations threatening continuity of service or Nortel end-user's in-service date, Seller shall in good faith, at Nortel's option, utilize reasonable commercial efforts to deliver to Nortel or its end-users, upon mutually agreeable terms, emergency replacement Products within [*] of Nortel's request, which may be conveyed to Seller by telephone or facsimile. All Products supplied under this Section shall be functionally equal or better than the vintage of the replaced units and must be backward compatible and meet the minimum field baseline. Emergency replacement Products shall be delivered via next day service and, for Products not within the Product Warranty Period, invoiced at rates then current for Products. Nortel agrees to pay such invoices within [*] calendar days. In addition to above [*] emergency replacement service, Seller shall make available to Nortel at a price premium specified in Exhibit D, a eight (8) hours per day,


    * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     five (5) days per week, standard business days not including holidays, 8 am to 5 pm CST emergency replacement service for cases where Nortel cannot deliver from its emergency stock. Under this service, Seller will ship new units to the destination designated by Nortel, freight collect using Nortel's designated carrier within three (3) hours of Nortel's verbal request, such verbal request to be confirmed by Nortel in writing and transmitted by facsimile or other means of communications, prior to shipment of the units by Seller. In the case of shipment outside of the United States, Seller shall prepare proper export documentation as per Nortel's instructions, evidencing Nortel's ownership of the Product; customs clearance and duty fees (as applicable) shall be the responsibility of Nortel. This emergency service shall be available to Nortel through the following Seller's emergency telephone number 214-570-3600.

15.  CONTINUING AVAILABILITY OF TECHNICAL ASSISTANCE, REPAIR SERVICES,
     -----------------------------------------------------------------
     MAINTENANCE, REPLACEMENT AND REPAIR PARTS
     -----------------------------------------

15.1 In no event shall the Products be discontinued until after the expiry of a period of twelve (12) months, or such other period as may be agreed upon by the Parties, from Seller's written discontinuance notice to Nortel.
     Seller shall accept Releases and Purchase Orders submitted by Nortel within such period for any such affected Products.

15.2 Provided that this Agreement is not terminated due to the default or breach of Nortel, for a period of five (5) years after the discontinuance of a Product, Seller agrees to provide Repair Services on all Products ordered hereunder and to offer for sale to Nortel, functionally equivalent maintenance, replacement and repair parts as may be necessary for the continued maintenance of the Products, including discontinued Products.

15.3 Seller, upon supply discontinuance notices from its suppliers, of any sole source/critical components incorporated into the Products, shall notify Nortel immediately upon receipt of such notice. Seller shall endeavor to have its suppliers provide notices one (1) year in advance of discontinuance. Seller and Nortel shall determine the quantity of such components to be ordered as last time buy to cover for Nortel's spare parts requirements. Seller and Nortel will determine the quantity of such components to be ordered as last time buy to cover for spare maintenance, replacement and repair parts requirements as described in Section 14 (Repair Services). Furthermore, should the unavailability of a component require Seller to develop a replacement product, Seller will jointly decide with Nortel on last time buys for such component to ensure continuity of supply until the replacement product is approved by Nortel and ready to be manufactured. The provisions contained in this Section 15.3 shall be applicable for a period five (5) years after the expiry or termination of this Agreement.

15.4 Provided that this Agreement is not terminated due to the default or breach of Nortel, and provided that Nortel has paid all applicable fees, for a period of five (5) years after the discontinuance of a Product, Seller agrees to provide technical assistance in accordance with Section 16 (Technical Assistance and Marketing Support).

16.  TECHNICAL ASSISTANCE AND MARKETING SUPPORT
     ------------------------------------------

16.1 Technical assistance consists of those services described in this Section.

16.2 Product training shall be provided by Seller to Nortel as mutually agreed upon by the Parties.

16.3 In addition, Seller shall provide Nortel with Product training documentation and related information material as mutually agreed upon by the Parties.

16.4 All technical assistance rendered during the Product Warranty Period shall be provided to Nortel at no charge. In all other cases, Seller's current rates applicable to technical assistance are those set forth in Exhibit D. Any technical assistance which Seller shall provide to Nortel or its customers shall be pursuant to a written request from Nortel's designated personnel, or such other individual that Nortel may from time to time designate. The availability or performance of technical assistance under this Section 16, shall not be construed as altering or affecting Seller's other obligations under this Agreement, including under Sections 6 (Quality Control and Reliability Requirements, Supply Management and Nortel's Audit Rights), 12 (Warranty) and 5 (Product and Process Changes).

16.5 Seller shall provide technical assistance as set forth in this Section 16 in order to facilitate the providing by Nortel of technical assistance to its customers. In order to facilitate Nortel's support of its customers, Seller shall provide to designated Nortel personnel only, without charge for a period of five (5) years following the expiration of this Agreement, telephone access to qualified Seller's technical personnel eight (8) hours per day, five (5) days per week, standard business days not including holidays, 8 am to 5 pm CST.

16.6 It shall be Nortel's responsibility to provide `first line' technical assistance to its customers.

16.7 Seller's failure to provide technical assistance as required under this
     Section 16 shall constitute a material breach of Seller's obligations hereunder.

16.8 Subject to the provisions set forth in Section 17, in order to assist Nortel in its Product related marketing activities, Seller shall provide Nortel with reasonable and mutually agreed upon marketing support.

16.9 Subject to the provisions set forth in Section 17, in order to assist Seller in its Product related marketing activities, Nortel shall provide Seller with reasonable and mutually agreed upon marketing support.

17.  DOCUMENTATION
     -------------

17.1 The Product Documentation shall be developed by Seller in accordance with the Specifications.

17.2 Seller shall provide, at no charge to Nortel, for each Product delivered one (1) set of the following Product Documentation in accordance with the
     Specifications: all Product descriptions, planning guides, operations manuals, installation manuals, and maintenance manuals normally provided by Seller to customers to facilitate their installation, use, and maintenance of the Products.

17.3 Seller shall supply to Nortel, at no additional charge, hard and electronic copies of Seller's Product Documentation (i.e., manuals, application notes and sales collateral) and any technical assistance reasonably required by Nortel and mutually agreed upon. Seller shall also continue to provide to Nortel, at no additional charge, during the Term of this Agreement any updates to Seller's Product Documentation, as soon as they are available.

17.4 Seller hereby grants to Nortel, at no cost, the limited and revocable right to use, copy, modify and translate the Product Documentation furnished hereunder solely for the purpose of providing such Product Documentation to Nortel's customers as a part and parcel of Nortel's sale of the Product to such customer; provided, however, that Nortel shall reproduce and include the copyright notice and any other notices or legends that appear in the Documentation in any copies or derivatives thereof.

17.5 Seller shall notify Nortel of any modifications to the Product Documentation in accordance with Section 5 (Product and Process Changes).

18.  CONFIDENTIAL INFORMATION
     ------------------------

18.1 It is expected that the Parties will disclose to each other certain business, marketing, technical, scientific or other information of any Party, including, without limitation, Specifications and Software which, at the time of disclosure, is designated as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by the Parties, exercising reasonable business judgment, to be confidential information ("Confidential Information") and each Party recognizes the value and importance of the protection of the other's Confidential Information. All Confidential Information owned or controlled by one Party and disclosed to the other Party shall remain solely the property of the disclosing Party, and its confidentiality shall be maintained and protected by the other Party with the same degree of care used to protect its own proprietary and confidential information of a similar nature, but no less than reasonable care, to prevent the unauthorized use, dissemination or publication of the Confidential Information. Except to the extent required or expressly permitted by this Agreement, both Parties agree not to duplicate or use in any manner the other's Confidential Information or to disclose it to any of their employees not having a need to know for the purposes of this Agreement or to any third party. The receiving Party's employees having a need to know the Confidential Information for the purpose of this Agreement may receive disclosure of the Confidential Information provided such employees are bound by confidentiality obligations no less stringent than those set forth in this Section 18. The confidentiality provisions contained herein shall survive the expiration or termination of this Agreement for a period of ten
     (10) years.

18.2 Confidential Information shall not include information which:

     a) now is, or hereafter becomes, available to the public through no act or omission of the receiving Party; or

     b) is documented as being known by the receiving Party prior to its disclosure by the other Party; or

     c) is independently developed by the receiving Party by persons who have not made reference to the Confidential Information and without recourse to any Confidential Information received under this Agreement and is so documented; or

     d) is lawfully obtained by the receiving Party from a third party or parties without breach of confidentiality obligations or is disclosed hereafter to the receiving Party by a third party who did not acquire the information directly or indirectly from the disclosing Party; or

     e) is disclosed in response to a valid order of a court or other governmental body or any political subdivision thereof, but only to the extent and for the purpose of such order and only if the receiving Party, to the extent possible, first notifies the disclosing Party, of such order and permits and reasonably assists it in seeking an appropriate protective order.

18.3 Subject to the restrictions and obligations of this Section 18, Confidential Information, nothing in this Agreement shall be interpreted or construed to limit either Party's right to perform or to continue to perform its own independent research, development, manufacturing or marketing of any type of Products or systems even if such research, development, manufacturing or marketing pertains to technology or products similar to the Products.

18.4 Subject to the exceptions set forth in this Section 18.4 (a) - (d) below, prior to the publication or use by a Party hereto of any advertising, sales promotions, press releases or other publicity matters relating to the Products or this Agreement in which the name or logo of the other Party is mentioned or language from which the connection of said name can be reasonably inferred or implied, each Party shall obtain the prior written consent of the other Party. Terms, conditions and general information of this Agreement shall be held in confidence by both Parties and only disclosed (a) as may be agreed to by both Parties, (b) as authorized in this Agreement, (c) to the receiving Party's insurers or financial or legal advisers under the terms of a confidentiality agreement with provisions substantially similar to those contained herein, or (d) as may be required to meet securities disclosure or export permit requirements provided, however, that the receiving Party shall attempt to preclude disclosure of the Confidential Information by means of an application for confidential treatment.

18.5 The Parties acknowledge and agree that a breach of this Section 18, Confidential Information, may result in irreparable and continuing harm to the disclosing Party for which there may be no adequate remedy at law. In the event of a breach or a threatened or intended breach of this Section 18 by the receiving Party, the receiving Party hereby consents to the granting of, and the disclosing Party shall be entitled to seek, preliminary injunctions unilaterally without notice, and final injunctions with notice, enjoining and restraining such breach, or threatened or intended breach, and to such other rights and remedies as are available at law or in equity to the disclosing Party except as expressly set forth herein.

18.6 Return Of Confidential Information: Upon request from the disclosing Party, the receiving Party shall (i) immediately return all Confidential Information and copies thereof; or (ii) immediately destroy such Confidential Information and all copies thereof, and certify their destruction to the disclosing Party. The receiving Party's legal counsel may retain a single copy of Confidential Information for archival purposes only to provide a record of disclosure.

18.7 Proprietary Rights: The disclosing Party and its suppliers (as applicable) shall retain all right, title and interest in and to its Confidential Information. No license of any patent or copyright is granted to the receiving Party under this Agreement, except for the express rights granted in sections 19.5 and 29.

18.8 Liabilities: EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE DISCLOSING PARTY HEREBY EXCLUDES ALL REPRESENTATIONS, WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATIONS, WARRANTIES OR CONDITIONS OF ACCURACY, SUFFICIENCY, SUITABILITY OR NON-INFRINGEMENT. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE DISCLOSING PARTY SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY DAMAGES, LOSSES OR EXPENSES INCURRED BY THE RECEIVING PARTY AS A RESULT OF ITS RECEIPT OF INFORMATION PURSUANT TO THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS DESCRIBED IN THIS SECTION AND THE ALLOCATION OF RISKS AND BENEFITS UNDER THIS AGREEMENT ARE A FUNDAMENTAL PART OF THIS AGREEMENT.

19.  INTELLECTUAL PROPERTY RIGHT INFRINGEMENT
     ----------------------------------------

19.1 Seller shall defend Nortel (including their directors, officers, employees and agents) against any and all proved and unproved claims brought by unrelated third parties against Nortel and shall hold Nortel and Subsidiaries harmless from and pay any corresponding damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of any proved or unproved claim that the use, sale and/or distribution of a Product delivered hereunder infringes any third-party patent, copyright, trademark, trade secret or other intellectual property right ("herein "Infringement Claim") provided that Nortel gives Seller prompt notice of, and authority to defend or settle, any such Infringement Claim and gives, at Seller's expense, reasonable information and assistance. Seller will notify Nortel if Seller is subject to any enquiry, allegation, claim or lawsuit in respect of patent, copyright, trade secret or other intellectual property right infringement regarding any Product delivered hereunder or any part thereof.

19.2 When notified of an action or motion that seeks to restrict the use, sale and/or distribution of any Product delivered hereunder, Seller may, (and in the case of a judgment, order or injunction that restricts the use, sale and/or distribution of any Product delivered hereunder shall), at its option and expense, (a) obtain the right for Nortel, Nortel Companies, distributors, end users and contractors, as applicable, to use, sell and/or distribute such Product delivered hereunder, (b) substitute other functionally equivalent product that does not infringe, or (c) modify such Product so that it no longer infringes.

19.3 In the event that Seller cannot perform under Section 19.2 (a) - (c) within sixty (60) days after the commencement of a judgment, order or injunction that restricts the use, sale and /or distribution of any Product purchased hereunder, this Agreement shall terminate in relation to the infringing Product and Nortel shall have the right to return such Products or portion thereof to Seller upon written notice to Seller, and, in the event of return, neither party shall have any further liabilities or obligations under this Agreement, except that Seller shall refund to Nortel the full Price paid for such returned Products within thirty (30) business days following their return. Seller's indemnification obligations under this
     Section 19 shall survive with respect to those Products or portions thereof that have been previously distributed or sold by Nortel or Nortel Companies before commencement of the judgment, order or injunction.

19.4 The indemnity obligations under the foregoing provisions shall survive the termination or expiration of this Agreement.

19.5 The foregoing indemnification obligations shall not be applicable to the extent the Infringement Claim arises from:

     (a)  compliance of the Product with Nortel's designs; or
     (b) modification by Nortel, Nortel Companies or their respective customers of the Product; or
     (c) use of the Product by Nortel, Nortel Companies or their respective customers in combination with other products not provided by Seller provided the infringement arises from such combination and such combination was not contemplated by the Specifications or Documentation. If Seller becomes aware of any infringement or potential infringement which results from a combination identified in the Specifications, Documentation, or otherwise identified to Seller by a third party claiming an infringement or potential infringement, Seller will promptly notify Nortel of such infringement or potential infringement. If Seller fails to promptly notify Nortel of such infringement or potential infringement, Seller shall be liable to indemnify Nortel as set forth in this Section 19 of the Agreement.

     Nothing contained in this Agreement shall be deemed to grant, either directly or indirectly or by implication, any license under any patents or patent applications of Seller, except that Nortel shall have the normal non-exclusive, royalty-free license to use the Products as is implied, or otherwise arises by operation of law, due to Nortel's purchase of the Products and relates to the use, sale and/or distribution of the Products.

19.6 The foregoing is Nortel's sole and exclusive remedy and Seller's sole and exclusive liability relating to any Infringement Claim or any other claim of infringement of any intellectual or other proprietary or property right.

20.  HAZARDOUS MATERIALS
     -------------------

20.1 Seller shall identify and list in a notice forwarded to Nortel all of the hazardous or toxic materials which may be contained in the Products prior to shipping the Products. For the purposes of this Section 20.1, the hazardous and/or toxic materials shall be those identified or described by characteristics in the regulations promulgated under the applicable laws, rules and regulations of the United States, including, without limitation, the following: the Toxic Substances Control Act, Resource Conservation and Recovery Act of 1976, Hazardous Materials Transportation Act, Occupational Safety and Health Act of 1970, Comprehensive Environmental Response,

       Compensation and Liability Act of 1980, Consumer Product Safety Act, Radiation Control for Health and Safety Act of 1968, Clean Air Act, and Clean Water Act.

20.2 Seller shall periodically, but no less than annually, review the pertinent regulations and the materials contained in the Products and update the lists of hazardous and/or toxic materials accordingly. Upon request by Nortel, Seller shall also identify such other hazardous and/or toxic substances as Nortel may specify.

21.    INDEMNITY
       ---------

21.1   General
       -------

21.1.1 Each Party shall indemnify and save harmless as "Indemnitees" the other and its employees, officers and directors from and against any and all fines, penalties, losses, costs, damages, injuries, claims, expenses or liabilities as a result of injury to, or death of, any person, or damage to, or loss or destruction of, any property, arising out of, or resulting from, or in connection with, this Agreement or the performance of this Agreement and caused by the negligence or willful misconduct of the indemnifying Party or a contractor or an agent of the indemnifying Party or an employee of any one of them (hereinafter individually and collectively "Liabilities").

21.1.2 Upon request of an Indemnitee, the other Party shall, at no cost or expense to such Indemnitee, defend or settle any suit or other legal proceeding asserting a claim for Liabilities, and the other Party shall pay any reasonable costs and attorneys' fees that may be incurred by such Indemnitee in connection with any such claim, proceeding or suit.

21.1.3 The Indemnitee shall as soon as practicable notify the other Party of the assertion of any such claim of which the Indemnitee is aware and the other Party shall (a) keep the Indemnitee subject to any such claim fully informed as to the progress of such defense, and (b) afford such Indemnitee, each at its own expense, an opportunity to participate fully with the other Party in the defense or settlement of any such claim, but the other Party shall have sole control of any such settlement or defense.

22.    COMPLIANCE WITH LAWS
       --------------------

22.1 Seller represents and warrants that, to the best of its knowledge, it complies with and shall continue to comply with and has obtained and will continue to maintain in effect all licenses and permits required by, and Products shall be in conformance with, all applicable laws and governmental orders and regulations in effect in the United States and Canada at the time of the Delivery Date applicable thereto.

23.   CONSEQUENTIAL DAMAGES
      ---------------------

23.1 Except in relation to damages, liabilities, costs and expenses included in a judgment or claim covered by the indemnity in section 19, neither Party shall be liable pursuant to this Agreement for any incidental, consequential, special, exemplary, punitive or any other indirect damages or for any damages for loss of profits or revenues even if the party has been advised of the possibility of such damages.

23.2 Except for a Party's indemnity obligations under Sections 19 or 21, Seller's breach of warranty under Section 13.1(c), or either Party's breach of Section 18, Confidential Information, in no event shall either party be liable for any damages in excess of the amounts paid by Nortel to Seller under this Agreement for Products and products in the twelve (12) months immediately preceding the institution of proceedings.

23.3 The limitations of this Section shall apply even in the event of the failure of their essential purpose.

24.  INSURANCE
     ---------

24.1 Seller shall procure and maintain in full force and effect during the period that this Agreement is in effect and for a period of five (5) years thereafter, with an insurance company a Comprehensive General Liability insurance policy with third party liability coverage protecting Nortel and Nortel Companies against any loss, liability or expense due to bodily injury, death or property damage arising out of this Agreement or Products delivered hereunder, to the extent such loss, liability or expense is not due to the negligence of Nortel and any Nortel Company. Such policy shall have a combined single limit of a minimum of [*] Dollars ($[*]), shall provide coverage worldwide and shall not be restricted to occurrences in the country of insurer of Seller. Nortel and Nortel Companies shall be additional insureds under such insurance policy.

24.2 Nortel may upon sixty (60) calendar days written notice request that Seller increase the foregoing minimum amount in order to comply with Nortel's obligations to any customer of any Products provided any such increase shall not exceed an amount equal to one hundred percent (100%) of the applicable minimum amounts and shall be subject to the availability of such insurance. Following such request by Nortel, the Parties shall mutually agree on any increase and the amount of such increase and the allocation of payment obligations for any increased premium Seller incurs in obtaining such insurance.

24.3 Such policy shall be endorsed to be primary insurance and shall provide that it will not be cancelled or altered without at least thirty (30) Business Days prior written notice to Nortel. Not later than twenty (20) Business Days following the execution of this Agreement, Seller shall furnish Nortel with a certificate of such insurance and evidence that the premiums therefore have been paid. Maintenance of such insurance and the performance by Seller of its obligations under this Section 24 shall not relieve Seller of liability under the indemnity provisions set forth in this Agreement.

25.  FORCE MAJEURE
     -------------

25.1 Except for a Party's payment obligations under this Agreement, if the performance of any obligation under this Agreement or a Release or Purchase Order is interfered with by reason of any circumstances beyond the reasonable control of the Party affected, including, without limitation,

 * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     fire, explosion, power failure, acts of God, war, revolution, civil commotion, delays of the other Party in the performance of any of its obligations hereunder, acts of the public enemy, or any law, order, regulation, ordinance or requirement of any government or legal body, and labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts; then the Party affected shall be excused from such performance for a period equal to the delay resulting from any such causes and such additional period as may be reasonably necessary to allow the Party to resume its obligations, (and the other Party shall likewise be excused from performance of its obligations to the extent such Party's obligations relate to the performance which was interfered with). The Party so affected shall make reasonable efforts to remove such causes of nonperformance; provided, however, in the event any such cause of nonperformance extends for more than forty-five (45) calendar days, Nortel shall have the right, without obligation or liability, to cancel any Release or Purchase Order affected by such cause.

25.2 Either Party shall notify the other Party in writing within ten (10) Business Days after becoming aware of the occurrence of any force majeure event which may cause any delay or failure on the part of such Party to perform its obligations hereunder.

26.  TERM
     ----

26.1 This Agreement shall become effective on the Effective Date and shall remain in effect for a period of [*] months ("Initial Term") and will be automatically renewed for successive [*] month period(s) ("Subsequent Term") unless one Party gives to the other Party a notice to the effect that this Agreement will not be renewed, individually and collectively such period(s) being referred to herein as "Term", unless and until terminated in accordance with this Agreement.

27.  TERMINATION AND CONTINUING RIGHTS
     ---------------------------------

27.1 The Agreement may be terminated upon notice by one Party, at its sole discretion, in the event the other Party is affected by any one of the following events:

     a) the institution by one Party of insolvency, receivership or bankruptcy proceedings or any other material proceedings for the settlement of its debts, including, without limitation, a reorganization, a compromise, an arrangement or assignment for the benefit of its creditors; the institution of such proceedings against a Party which such Party has failed to resolve in its favor within one hundred and twenty (120) calendar days in the case of involuntary proceedings or twenty (20) calendar days in the case of voluntary proceedings, after appropriate services of process; a Party making a general assignment for the benefit of creditors; or a Party's dissolution or ceasing to do business in the normal course; or

     b)  has a substantial part of its assets seized; or

     c) assigns the Agreement or any part thereof in violation of Section 31.4 (Assignment);

     the affected Party is obliged to immediately give notice to the other of the occurrence of any such event.

 * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

27.2 The Agreement and/or any Purchase Order or Release may be terminated, in whole or in part, by Nortel, upon written notice to Seller, in the event another party acquires a controlling interest in Seller (controlling requiring greater than 50% of voting stock) or a majority equity participation in Seller, without a written guarantee from such party to Nortel that such party will continue to abide by the terms of this Agreement within thirty(30) Business Days of such party assuming control or a majority equity interest.

27.3 The Agreement and/or any Purchase Order or Release may be terminated, in whole or in part by either Party, upon a forty-five (45) Business Day written notice, in the event the other Party fails to execute any one of its material obligations hereunder and fails to remedy the default within said period of thirty (30) Business Days.

27.4 Above termination rights shall be in addition to other termination rights contained herein, including under Sections 8 (Delivery) and 9 (Prices and Payment), and shall be without prejudice to the rights or claims one Party may have against the other with respect to the performance, nonperformance, or breach of such Party's obligations hereunder, and shall not operate so as to extinguish any rights or obligations which arose prior to the date of termination, and each Party shall have the right to pursue each and every available remedy at law and in equity, including, without limitation, withholding payments of any undisputed amount owed by Nortel to Seller pending resolution of any claims made by Nortel in good faith against Seller.

27.5 In the event this Agreement is terminated by Seller for default by Nortel or for any other reason hereunder, Nortel and its customers shall thereafter retain the right to purchase Repair Services and Product support and maintenance under terms and conditions mutually agreed upon by the Parties.

27.6 This Agreement may be terminated upon agreement of the Parties to that effect.

27.7 Notwithstanding any termination or expiry of this Agreement, the provisions of Sections 1 (Definitions), 5 (Product and Process Changes), 9 (Prices and Payments), 12 (Warranty), 15 (Continuing Availability of Technical Assistance, Repair Services, Maintenance, Replacement and Repair Parts), 18 (Confidential Information), 19 (Intellectual Property Right Infringement), 21 (Indemnity), 23 (Consequential Damages), 27 (Termination and Continuing Rights), 28 (Notices), 30 (Governing Law), and 31 (General) shall survive the termination or expiry of this Agreement.

28.  NOTICES
     -------

28.1 Any and all notices or other information to be given by one of the Parties to the other hereunder shall be sent by registered or certified mail, postage prepaid, return receipt requested or by overnight delivery service which provides written receipt of delivery, or by confirmed fax or hand delivery to the other Party at the addresses set forth in Exhibit K.

28.2 Notices given pursuant to Section 28.1 shall be deemed to have been received five (5) Business Days after mailing if given by mail, and one business day after sending if given by telecopy or overnight delivery service and upon delivery if given by hand.

28.3 Either Party may change its address at any time by giving fifteen (15) Business Days prior written notice to the other Party as provided above.

29.  CONTINGENT LICENSE
     ------------------

29.1 To ensure uninterrupted availability of the Products and ongoing maintenance and support for such Products, including Repair Services, in the event of (i) Seller's insolvency, receivership or bankruptcy proceedings or any other material proceedings for the settlement of its debts, including, without limitation, a reorganization, a compromise, an arrangement or assignment for the benefit of its creditors; the institution of such proceedings against Seller which Seller has failed to resolve in its favor within sixty (60) calendar days after appropriate services of process; (ii) Seller making a general assignment for the benefit of creditors; or (iii) Seller's dissolution or ceasing to do business in the normal course; then Seller shall, at no additional charge, furnish to Nortel a license to use and have manufactured the Products for the duration of the Term. Should such use or manufacture of the Products, due to the occurrence of either (i), (ii) or (iii) above, involve the practice of any invention covered by a patent, Seller shall not assert such patent against Nortel.

30.  GOVERNING LAW
     -------------

30.1 The validity, construction, interpretation and performance of this Agreement and the rights and obligations of the Parties and any purchase made hereunder shall be governed by the courts and laws of the State of Texas, United States of America, except for its rules with respect to the conflict of laws. The application of the U.N. Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement.

31.  GENERAL
     -------

31.1 Severability
     ------------

     If any of the provisions of this Agreement shall be adjudged invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render this Agreement unenforceable, but rather this Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the Parties shall be construed and enforced accordingly, provided that, in the event either Nortel or Seller would not have entered into this Agreement without such provision, that Party shall have the right to terminate this Agreement upon written notice to the other Party.

31.2 North America Free Trade Agreement - Procedures
     -----------------------------------------------

     Seller shall assist Nortel in performing all administrative actions required to qualify Products for preferential treatment under the rules of any applicable trade pursuant to the procedures set out in Exhibit J.

31.3 Debarment Certificate
     ---------------------

     Seller shall promptly, upon written request of Nortel, provide a properly executed certificate in the form attached as Exhibit I (as such form may be modified from time to time by the United States Rural Utilities Service) and in accordance with the requirements specified therein with respect to any Products furnished by Seller and which Nortel provides to a customer which requires Nortel to provide a similar certificate. Seller will comply with clause 52.244-6 of the Federal Acquisition Regulations ("FAR"), including all FAR provisions referenced therein, in effect as of the Effective Date of this Agreement. Seller disclaims, and disclaims compliance with, any other FARs, including but not limited to those concerning cost and pricing data and/or cost accounting standards.

31.4 Assignment
     ----------

     Neither Party shall assign or otherwise transfer all or any part of this Agreement or any rights or payments to be made hereunder (by way of a written assignment and/or change of control), or any interest herein, without the prior written consent of the other Party, except that Nortel may assign or subcontract any of its rights or obligations hereunder to any Nortel Subsidiary and Seller may assign to a successor in interest which acquires all or substantially all of the assets or control of Seller provided that such successor [*], controlled by or under common control with [*]. For purposes of this provision, "control" of an entity means the power to direct or cause the direction of the management and policies of such entity through the ownership of more than fifty percent (50%) of the voting securities of such entity.

31.5 Waiver
     ------

     Except as specifically provided for in a waiver signed by duly authorized representatives of Nortel and Seller, failure by either Party at any time to require performance by the other Party or to claim a breach of or to enforce any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require performance with respect thereto or to claim a breach with respect thereto and shall not constitute a waiver of such provisions or the right of such Party to enforce each and every provision.

31.6 Independent Contractors
     -----------------------

     Nortel and Seller are independent contractors in all relationships and actions under and contemplated by this Agreement. This Agreement shall not be construed to create or to authorize the creation of any employment, partnership or agency relation, or to authorize Nortel or Seller to enter into or make any commitment, agreement, representation or warranty binding on the other, or to allow one Party to accept service of any legal process addressed to, or intended for, the other Party. Nothing contained in this Agreement shall limit, in any manner, either Party's right to enter into other agreements with other parties.


 * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

31.7 Section Headings
     ----------------

     Section headings are inserted herein for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

31.8 Entire Agreement
     ----------------

     This Agreement, including Exhibits A through K attached hereto, comprises all the terms, conditions and agreements of the Parties hereto with respect to the subject matter herein, and save as expressly provided herein, may not be altered or amended except in writing signed by authorized representatives of each Party hereto. This Agreement may not be varied except through a document agreed to and signed by both Parties.

31.9 Each party agrees that, during the term of this Agreement, a party will not solicit the employees of the other party. This nonsolicitation restriction does not prohibit either party from using general recruiting strategies that are not directed specifically towards the other party's employees, including, but not limited to, the placement of advertisements or web-site postings regarding employment opportunities or from hiring any such employee if such employee seeks employment in response to such general solicitation and without individual, personal solicitation by the hiring party as the first contact with such employee.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year last written below.

CHORUM TECHNOLOGIES             NORTEL NETWORKS LIMITED
INCORPORATED

By:                                By:
   -----------------------            -------------------------
        (Signature)                           (Signature)
Name:                              Name:
     ---------------------              -----------------------
        (Print)                               (Print)
Title:                             Title:
      --------------------               ----------------------
Date:                              Date:
     ---------------------              -----------------------

                                   EXHIBIT A
                                   ---------

             PRODUCT LISTS, PART I AND PART II, PRICES, DISCOUNTS,
             -----------------------------------------------------
                 AVAILABILITY DATES AND FCA DELIVERY LOCATIONS
                 ---------------------------------------------
Part I:       Product List:    Accepted Products, Prices and Discounts
                               ---------------------------------------

CPC Code      Description      [*]      [*]     [*]     [*]
------------  ---------------  ---      ---     ---     ---

A0805895      ILF Demux Grid1  [*]      [*]     [*]     [*]
A0805907      ILF Mux Grid1    [*]      [*]     [*]     [*]
A0805908      ILF Demux Grid2  [*]      [*]     [*]     [*]
A0805909      ILF Mux Grid2    [*]      [*]     [*]     [*]
A0805911      ILF Demux Grid3  [*]      [*]     [*]     [*]
A0805912      ILF Mux Grid3    [*]      [*]     [*]     [*]
A0805914      ILF Demux Grid4  [*]      [*]     [*]     [*]
A0805915      ILF Mux Grid4    [*]      [*]     [*]     [*]
00032-0001    Interleaver[*] [*]    [*]     [*] [*]
00033-0001    Interleaver[*]   [*]      [*]     [*]     [*]

* volumes represent [*] of Nortel capacity plan from which Seller is entitled to the allocated portion as set forth herein.

** represents the percentage of Nortel's capacity plan of interleavers (represented by *) that Nortel will allocate to Seller.

For avoidance of doubt, in the event that CPC Codes change, such successor products will be subject to this guaranteed allocation.

Part II:  Product List:  Non-accepted products, Prices, Discounts and
                         --------------------------------------------
Availability Dates
------------------

To be determined


Part III:  FCA Delivery Locations

Chorum Technologies
1303 E. Arapaho Road
Richardson, TX 75081

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                     SPECIFICATIONS AND ACCEPTANCE PROGRAM
                     -------------------------------------

Part I:    Specifications

1.  Document Identification:

 Nortel Specification    Nortel Specification Doc   Nortel Specification Doc     Nortel Specification     Nortel Specification
 Doc #:  GSCA15MA              #:  GSCA15MA               #:  GSCA15MA             Doc #:  GSCA15MA         Doc #:  GSCA15MA

Nortel CPC #  A0805907    Nortel  CPC #  A0805909    Nortel CPC #  A0805908    Nortel  CPC #  A0805912   Nortel CPC #  A0805911

SUPPLIER Product         SUPPLIER Product           SUPPLIER Product           SUPPLIER Product          SUPPLIER Product
Model #:                 Model #:                   Model #:                   Model #:                  Model #:
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
[*]                      [*]                        [*]                        [*]                       [*]
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

 * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Nortel Specification     Nortel Specification Doc   Nortel Specification Doc   Nortel Specification      Nortel Specification
 Doc #:  GSCA15MA        #:  GSCA15MA               #:  GSCA15MA               Doc#:                     Doc#:
                                                                               Q-CS-00032-0001           Q-CS-00033-0001
Nortel CPC #  A0805915   Nortel CPC #  A0805914     Nortel CPC #  A0805895     Nortel CPC #  00032-0001  Nortel CPC # 00033-0001

SUPPLIER Product        SUPPLIER Product            SUPPLIER Product
Model #:                Model #:                    Model #                    SUPPLIER Product          SUPPLIER Product
                                                                               Model #: 100210-0001      Model#: 100211-0001
--------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                        [*]                        [*]                       [*]
--------------------------------------------------------------------------------------------------------------------------------
[*]                      [*]                        [*]
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[*]                      [*]                        [*]
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

2.  Certification

    Seller shall use reasonable due diligence to pursue the certifications listed below (as applicable) as soon as new or modified designs have passed Seller's production release milestone without prejudice to Nortel's Acceptance Program outlined in Exhibit B, Part II. Seller and Nortel shall arrange for joint submission to the regulatory bodies and Nortel shall repay Seller the additional costs incurred through the joint submissions. All Changes to existing designs that could invalidate any one of the certifications shall be discussed between Seller and Nortel as part of the Change Notification procedure even if they do not require a production release.


* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

    The list of required certifications will be mutually agreed to in good faith and may include those below:

    CEMark
    UK Type Approval
    UL / CSA / EN safety
    FCC parts 15 and 101

    Should other certifications be required, they shall be discussed between Seller and Nortel. Seller shall use its reasonable commercial efforts to support Nortel's regulatory activities.

    Support groups:     Seller's Support Engineering group
    --------------
                        Nortel's Design Engineering group.

Part II:  Product Acceptance Program

1. In order to verify that the products or modified Products meet the applicable Specifications, Nortel will undertake an Acceptance Program covering verification and product integrity testing.

2. Seller, upon mutually agreeable terms, shall provide the products necessary to perform the Acceptance Program to Nortel and shall provide support to the applicable Nortel group during the testing. Such support includes diligence in replacing failed products, availability of technically knowledgeable individuals to discuss testing results and teaming of at least one individual from Seller with the Nortel testing group for all tests to occur on Seller's premises.

3. At a minimum, each new design shall be tested by Nortel's Design Engineering team.

4.  Primeships:

    Nortel Networks Design Engineering group is prime for the verification testing; Seller's Support Engineering group is prime for supporting Nortel's Acceptance Program.

PART III:  Product Marking

    In absence of a Product Specification that defines Product Marking, the following shall apply:

1. Serial number:  bar-coded serial number, as per relevant Specifications

2. Manufacturing date stamp: Seller stamps date as agreed upon by the Parties.

3. Seller's model number as agreed upon by the Parties.

4. Nortel's CPC will be placed on the module.

5. Repair Date Stamp:  Bellcore TR-NWT-000078 (issue 3, December 1991), section
   12.2. The location code for Seller ("LL") and how Seller rubber stamps shall be mutually agreed upon by the Parties.

6. Product marking and packaging requirements pursuant to this Agreement:

   a) Nortel's Corporate Standard CS152.50 on product integrity;
   b) Bellcore GR-CORE-1421 and TR-NWT-000063;
   c) Nortel's Corporate Standard 157.0 and Bellcore TR-NWT-870 on ESD protection;
   d) Nortel's Quality System Procedure EXCESDO1.STL.

   Seller shall package the Products for shipment in accordance with Bellcore's GR-CORE-1421, TR-NWT-000063 and TR-NWT-870 standard packing practices. Any modifications specified by Nortel which are related to the size and external markings (including branding) of the boxes shall be agreed upon by Seller. Seller shall be responsible for any damage to Products including damage caused by packing noncompliant with Bellcore requirements.

7.  Cables:   As per relevant Specifications.

                                   EXHIBIT C
                                   ---------

                              DEMAND-PULL PROGRAM
                              -------------------


1.  SCOPE

1.1 This Exhibit C sets forth the terms and conditions applicable to the ordering of Products pursuant to the Demand-Pull Program.

2.  NORTEL'S RESPONSIBILITIES

2.1 For Products that are ordered under the Demand-Pull Program Nortel shall, on the first business day of each week during the Term, provide Seller with a twelve (12) month rolling forecast ("Forecast") of its Product requirements, if any. Concurrently with its presentation of the first Forecast to Seller, Nortel shall issue an annual firm Blanket Purchase Order for the quantity of Products shown on such Forecast. Releases for Products covered by a Blanket Purchase Order issued under this Section will be issued in accordance with Nortel's designated purchasing department representative's weekly demands. If a required Forecast update is not timely submitted for a Product, the immediately preceding week Forecast shall become the new Forecast and/or Release; if there is no Forecast from the immediately preceding week, the Forecast for the most recent preceding week shall become the Forecast and/or Release. Nortel's Forecasts and Blanket Purchase Orders shall reflect its good-faith expectations of customer demand and Nortel shall act in a commercially reasonable manner to schedule orders to avoid creating production capacity problems for Seller.

2.2 Attachment A sets forth the applicable Product stocking requirements stated on a Target Finished Goods ("Target FG") and Target Work-In Process (modules, dies components and parts) ("Target WIP") basis, (collectively referred to as "Target Products Total Stock"). The Target Products Total Stock will be jointly established by the Parties in writing based on the run rate and agreed upon number of weeks, as referred to in Section 3.2 hereof, taking into consideration the Seller's Products manufacturing lead time as well as the unique component purchasing lead time, all as stated in Attachments A and B hereof. The Target Products Total Stock shall be jointly monitored and may be revised by agreement of the Parties in writing as fluctuations in the run rate so require and Attachment A updated accordingly.

2.3 If the Target Finished Goods is inactive for more than [*] days, Nortel shall purchase Target Products Total Stock from Seller. Nortel shall reimburse Seller promptly upon request for all reasonable out of pocket costs and expenses, including the cost of carrying increased inventory, to the extent caused by such inactivity and Seller will act reasonably to mitigate any such costs and expenses. Upon the expiration of the Blanket Purchase Order, Seller will deliver any Product ordered but not delivered pursuant to a release.

2.4 It is acknowledged by the Parties that although Products have been included in Attachment A, any such Products may, from time to time at Nortel's option, be purchased by Nortel otherwise than pursuant to the Demand-Pull Program and in such event, Nortel will issue Purchase Orders for its requirements for such Products.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.  THE SELLER'S RESPONSIBILITIES

3.1 Seller shall manufacture the Target Products Total Stock in accordance with the run rate as set forth in Attachment A which may be revised as provided hereunder but shall only deliver Products per latest written instruction from Nortel.

3.2 Seller shall maintain Target FG and Target WIP quantities representing a maximum of [*], respectively, of the run rate set forth in Attachment A which may be revised as provided hereunder.

3.3 Seller's manufacturing operations and processes shall be established and maintained throughout the Term so that Seller is able to comply with Section
    8.5.4 of the Agreement.

3.4 Products ordered pursuant to the Demand-Pull Program shall be delivered FCA Seller's Richardson, TX plant, within one (1) Business Day from Nortel's Release(s) communicated to Seller via facsimile.

3.5 Seller shall provide to Nortel's designated Purchasing Department representative a weekly report of Seller's Actual Products Total Stock status.

4.  CANCELLATION OF THE DEMAND-PULL PROGRAM

4.1 Nortel may terminate the Demand-Pull Program in whole or in part by means of a written notice to that effect, forwarded to Seller at least [*] Business Days in advance. Should the Demand-Pull Program be terminated, and if Nortel cancels a Blanket Purchase Order, Nortel may issue other Purchase Orders for Products that were contained in the cancelled Blanket Purchase Order ("Substitute PO"). In the event Nortel does not issue a Substitute PO(s), the cancellation charges set forth in Section 8.7 shall be applicable to such cancelled Blanket Purchase Order.

4.2 Nortel's obligation to purchase under this Agreement is set forth in Section 8.

4.3 Nortel's obligation to purchase under this Agreement shall be reduced by the amount of Products that can be purchased by Purchase Orders or that may be purchased by other customers of Seller. In addition, Seller shall use all reasonable endeavors to minimize any such costs by, inter alia, returning components to suppliers or reducing cancellation costs to suppliers, and such savings will be passed on to Nortel.


* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 ATTACHMENT A
                                                                   WEEK:________

                                          RUN           TARGET          TARGET        ACTUAL        ACTUAL         LEAD
CPC NO.             DESCRIPTION          RATE           FG STK           WIP          FG STK         WIP           TIME
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

     NORTEL APPROVAL:                     ______________________________
     DATE:_____________
     SELLER APPROVAL:                     ______________________________
     DATE:___________________

                                  ATTACHMENT B
STRATEGIC SUPPLIER MANAGEMENT

DEMAND-PULL PROGRAM - Unique Components

SUPPLIER:
         ---------------------------------------------------------
CONTACT:
        ----------------------------------------------------------
TEL. NO.
        ----------------------------------------------------------

 Supplier        Description         Supplier       WIP @ supplier
 Product                           Safety Stock         (weeks)
                                      (weeks)
---------------------------------------------------------------------
---------------------------------------------------------------------
---------------------------------------------------------------------
---------------------------------------------------------------------
---------------------------------------------------------------------
---------------------------------------------------------------------

                                   EXHIBIT D
                                   ---------

   REPAIR SERVICES RATES, FCA REPAIR LOCATIONS AND TECHNICAL ASSISTANCE RATES
   --------------------------------------------------------------------------

I.   TECHNICAL ASSISTANCE RATES
     --------------------------

        All technical assistance rates shall be [*].


II.  FCA REPAIR LOCATIONS
     --------------------

        Chorum Technologies
        1303 E. Arapaho  Road
        Richardson, Texas 75081


III. REPAIR SERVICES RATES
     ---------------------

        Repair Services Prices shall be [*].



 * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT E
                                   ---------

The method of transmission of information, Purchase Orders, Blanket Purchase
----------------------------------------------------------------------------
Orders, Releases, acknowledgments and invoices will be mutually agreed upon by
------------------------------------------------------------------------------
the Parties.  The provisions set forth below in Part I and II are for example
-----------------------------------------------------------------------------
purposes only and will not apply unless mutually agreed upon by the Parties.
-----------------------------------------------------------------------------

                  PROCEDURES FOR ORDERS UTILIZING EDI AND TDI
                  -------------------------------------------
                              (rev NAESGA_970321)

                                     PART I
                Electronic Data Interchange ("EDI") Transmission

This Part I of Exhibit E contemplates EDI transmissions of information and Purchase Orders, Blanket Purchase Orders, Transaction Set 850 Releases or EDIFACT 2.0 P.O. Releases (collectively, in this Exhibit E, "Orders"), acknowledgments and invoices. The EDI transactions shall be governed by the Agreement, as modified by this Part I of Exhibit E. This Part I of Exhibit E shall not apply to Orders delivered solely in hard copy document form.

EDI transactions shall be made through a third-party computer network with which the Nortel Companies and Seller have a services agreement ("Network"). EDI transactions shall be made in accordance with the version of either 1) the American National Standards Institute ("ANSI") Business Data Interchange Standards ANSI X12, or 2) Electronic Data Interchange for Administration, Commerce and Transportation Issue No. 2.0 ("EDIFACT"), which each Nortel Company then utilizes, inclusive of transaction sets or comparable EDIFACT electronic messages, data dictionary, data elements and transmission control. Each party shall be responsible for its respective costs incurred in sending and receiving EDI transmissions.

Seller shall access at least once on each business day the Network to determine whether it has received any Orders (ANSI X12, Transaction Set 850 or EDIFACT 2.0 ORDERS). A functional Acknowledgment of Receipt of Transmission (ANSI X12, Transaction Set 997) or an EDIFACT functional Acknowledgment Receipt of P.O. Message shall be transmitted immediately upon receipt of an EDI Order. A full Transaction Acknowledgment (ANSI X12, Transaction Set 855 or EDIFACT 2.0 ORDSP) shall be transmitted by Seller within two (2) Business Days after transmittal of the functional Acknowledgment of Receipt of Transmission. Each Order shall contain and each full Transaction Acknowledgment shall confirm the price, quantity, Product description by part number, FCA Delivery Location, location to which the invoice shall be rendered for payment, method of shipment, Delivery Date.

To reschedule, cancel or otherwise change an Order, a Nortel Company shall transmit a Purchase Order Change (ANSI X12, Transaction Set 860 or EDIFACT 2.0 ORDCHG) and Seller shall transmit a Purchase Order Change Acknowledgment (ANSI X12, Transaction Set 865 or EDIFACT 2.0 ORDSP) to the appropriate Nortel Company within two (2) Business Days after receipt by Seller of the Purchase Order Change.

Any forecast information shall be sent using ANSI X12, Transaction Set 830 with a quantity status code of "D" shown in the applicable time period field or EDIFACT 2.0 DELFOR with a delivery plan status indicator of 4. A Transaction Set 830 Release (ANSI X12, Transaction Set 830 with a quantity status code of "C" shown in the applicable time period field on such Transaction Set) or EDIFACT 2.0 DELFOR with a delivery plan status indicator of 1 shall be transmitted by a Nortel Company to confirm a Delivery Date for specific quantities of Products covered by a Blanket Purchase Order, where that Nortel Company requires Seller to send an Advanced Shipment Notice (ANSI X12, Transaction Set 856 or EDIFACT 2.0 DESADV) prior to shipment. Upon receipt of such Transaction Set 830 Release or EDIFACT 2.0 DELFOR, Seller shall transmit to the Nortel Company such Advanced Shipment Notice not less than the number of days agreed upon between the FCA Delivery Location and Seller prior to shipment of the quantity of Products covered by such Transaction Set 830 Release or EDIFACT 2.0 DELFOR.

Each Nortel Company ordering under this Agreement shall access the Network at least once on each Business Day to determine whether it has received any "Invoices" (ANSI X12, Transaction Set 810 or EDIFACT 2.0 INVOIC). A functional Acknowledgment of Receipt of Transmission (ANSI X12, Transaction Set 997 or comparable EDIFACT 2.0 electronic message) shall be transmitted immediately upon receipt of an Invoice.

A Nortel Company shall not have any liability to Seller for Orders or Invoices erroneously transmitted to or received by Seller due to the malfunction of or a defect in the Network or other causes beyond a Nortel Company's reasonable control. If Seller receives a distorted EDI transmission, Seller shall immediately contact the Network to reject the distorted transmission and request that such transmission be resent. If Seller receives an Order by EDI transmission stating a quantity and/or price significantly higher or lower than the typical quantity and/or Price shown on Orders issued by that Nortel Company ordering location, Seller shall immediately contact such ordering location to confirm the accuracy of the electronically transmitted Order.

Each Party shall adopt as its signature an electronic identification consisting of symbol(s) or code(s) which shall be affixed to or contained in each document transmitted by such Party ("Signatures"). Each Party agrees that its Signature shall be sufficient to verify that such Party originated and authorized such document. Each Party shall use reasonable efforts to not disclose the Signature of the other Party to any unauthorized third party.

Any document properly transmitted pursuant to this Part I of Exhibit E shall be deemed to be a "writing" or "in writing", and any such document when containing, or to which there is affixed, a Signature ("Signed Documents") shall be deemed for all purposes (a) to have been duly authorized and executed and (b) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business. The Parties agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by the Party to be bound thereby. Signed Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, shall be admissible as between the Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form.

                                    Part II
                TECHNICAL Data Interchange ("TDI") Transmission

This Part II of Exhibit E contemplates the electronic transmission of various types of data files, including but not limited to engineering and material specifications, drawings, computer-aided designs ("CADs"), models, plot and flat files ("Technical Data Interchange" or "TDI"). The TDI transmissions between each Nortel Company and Seller shall be governed by the Agreement and this Part II of Exhibit E.

TDI transmissions shall be made through a third-party computer network with which each of the Nortel Companies and Seller have a services agreement ("Network"). Each Party shall be responsible for its respective costs incurred in sending and receiving TDI transmissions.

Seller shall access the Network at least once on each Business Day to determine whether it has received any TDI transmissions.

Seller acknowledges and agrees that a Nortel Company shall not have any liability for TDI transmissions erroneously transmitted to or received by Seller due to a malfunction of or a defect in the Network or other causes beyond a Nortel Company's reasonable control. If Seller receives a distorted TDI transmission, Seller shall immediately contact the Network to reject the distorted transmission and request that such transmission be resent.

Seller shall comply with such security precautions and rules as may be initiated by the Network to protect TDI transmissions from unauthorized access. Seller shall treat each TDI transmission as confidential information under the applicable provisions of the Agreement.

Each Party shall adopt as its signature an electronic identification consisting of symbol(s) or code(s) which shall be affixed to or contained in each document transmitted by such Party ("Signature"). Each Party agrees that its Signature shall be sufficient to verify that such Party originated such document. Each Party shall use reasonable efforts to not disclose the Signature of the other Party to any unauthorized third party.

                                   EXHIBIT F
                                   ---------

                                MONTHLY REPORTS
                                ---------------

Seller agrees to use reasonable commercial efforts to provide the reports set
-----------------------------------------------------------------------------
forth in this Exhibit as requested in writing by Nortel.
--------------------------------------------------------

1.  Seller will provide monthly reports in the following areas:

    a)  Repair and Return;
    b)  Baseline Report;
    c)  General Business.

2. Seller shall provide a Unit Failure Analysis report on all field returned Products and a Component Failure Analysis report on a monthly basis to Nortel's Repair Manager, to Nortel's Quality Manager and to Nortel's Product Brand Manager. This report which will be issued no later than three (3) Business Days after the start of every month shall contain the following information:

    a) The number of Products delivered to Nortel (on a per PEC level) in previous month.
    b) The number of Products returned to Seller (on a per PEC level) in previous month.
    c) The number of Products delivered to Nortel (on a per PEC level) year to date.
    d) The number of Products returned to Seller (on a per PEC level) year to date.
    e) The number of Products delivered to Nortel (on a per PEC level) to date.
    f) The number of Products returned to Seller (on a per PEC level) to date.
    g)  Pareto of replacement devices of current month per PEC code.
    h)  Pareto of replacement devices cumulative per PEC code.
    i) Post Repair Information on a per unit basis returned to Seller for repair under the "like-for-like" program for the previous month to include the following information:
        - Symptoms of replacement devices per unit;
        - Cumulative In-service time (in months) per PEC code;
        - Annualized replacement rate per PEC code.
    j)  Trend chart in time of replacement rate value (RpR)
    k) Actual MTBF measurement. Actual annualized MTBF will be calculated from the cumulative replacement rate recorded monthly. Based on results, additional requirements can be determined upon agreement of both Parties.
    l)  On Time service level for 1) Repair and Return 2) Retrofit 3)
        FCFA 4) RMA.

    For all occurrences of Product failure in the field, analysis results, corrective actions and implementation plan have to be included in the monthly report.

3. From the date the Products will have successfully passed the Acceptance Program in accordance with Section 4 of the Agreement, Seller shall provide to Nortel's Repair Manager, to Nortel's Quality Manager and to Nortel's Product Brand Manager a monthly "Minimum Field Baseline" report indicating the minimum applicable release level (number) for the in-service operation of the Products and a "New Product Shipped Baseline". The reports shall provide the details of specific Product releases for each applicable Software load. The reports shall contain aforementioned information for all current and previous releases of the Products, and clearly indicate for both Hardware and Software:

    a)  backward and forward compatibility;
    b)  upgradability from any release to any other release;
    c)  the current Product releases.

4. From the date the Products will have successfully passed the Acceptance Program in accordance with Section 4 of the Agreement, Seller shall provide to Nortel's Product Brand Manager a monthly "General Business" report which includes the following information:

    a) Number of Products (on a per PEC level) delivered to Nortel in the previous month.
    b) Total business in dollars on a per PEC level delivered to Nortel in the previous month.
    c) Number of Products (on a per PEC level) delivered year to date to Nortel.
    d) Total business in dollars on a per PEC level delivered year to date to Nortel.
    e)  Number of Products (on a per PEC level) delivered to date to Nortel.
    f) Total business in dollars on a per PEC level delivered to date to Nortel.
    g) Total number of shipments that were missed or delivered short by Seller in the previous month.
    h)  Price in effect on a per PEC level in the previous and current months.
    i)  Prices paid for Nortel proprietary components in the last month.
    j) Total number of PRS and CSR raised in the previous month against the Products and a summary of each problem.
    k) Total number of calls received from the Nortel Customer Service center in the previous month.

5. In addition to the above, Nortel may, from time to time, request that Seller provides detailed Unit Failure Analysis and Component Failure Analysis reports.

                                   EXHIBIT G
                                   ---------
                              Change Notification
                              -------------------
                                   (Example)

--------------------------------------------------------------------------------
1.  SELLER INFORMATION:                |2. PRODUCT CHANGE NOTICE:
                        |          1997xxxx
                                           | ISSUE:  01
                                                   |
--------------------------------------------------------------------------------
3.  ISSUE DATE:   |4. PRODUCT IDENTIFICATION:
           |  MAJOR SYSTEM:
           |  SUB SYSTEM  :
           |  HWARE: ?   FWARE: ?   SWARE: ?   PLUGIN: ?
                     |
--------------------------------------------------------------------------------
5.  NEW PROD  RLSE |7. NEW CLEI CODE |6. OLD PROD  RLSE |8. OLD CLEI CODE
   NTxxxxxx  tbd  | tbd      |  NTxxxxxx     xx  | xxxxxxxxx
                       |                  |                    |
--------------------------------------------------------------------------------
9. ASSOCIATED PRODUCTS OR CHANGES AFFECTED:

--------------------------------------------------------------------------------
10. DRAWING NUMBER:          |11. CHANGE CLASSIFICATION:
   ADxxxxxx           |  A/AC/B.....
                                         |
--------------------------------------------------------------------------------
12. CLASSIFICATION SUBSTANTIATION:



--------------------------------------------------------------------------------
13. REASON FOR CHANGE:



--------------------------------------------------------------------------------
14. DESCRIPTION OF CHANGE:


  VERIFICATION PROCEDURES:


  BACKOUT PROCEDURES:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. EFFECT OF CHANGE:
    Enhanced features and easier install ability.
    SAFETY HAZARD: ? FIRE HAZARD: ? SRVC AFFCTG: ?  TRANS AFFCTG: ?
    MNTNCE AFFCTG: ? RELIA AFFCTG: ?  POWR AFFCTG: ?  TRAF  AFFCTG: ?
--------------------------------------------------------------------------------
16. MATERIAL AFFECTED:

--------------------------------------------------------------------------------
17. DOCUMENTATION AFFECTED:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18. IMPLEMENTATION DATE:              |19. CHANGE COMPLETION DATE:
    MM/DD/YY        |  N/A

--------------------------------------------------------------------------------

20. MODIFICATION LOCATION:
  N/A
  TRIALED: N (Field Lab Na)
--------------------------------------------------------------------------------
21. INSTALLATION HOURS AND MATERIAL COST:
  HOURS: N/A
  COST : N/A
--------------------------------------------------------------------------------
22. LOCATION AND QUANTITY OF EQUIPMENT:
  N/A
--------------------------------------------------------------------------------
23. ATTACHMENTS:
  None
--------------------------------------------------------------------------------
24. COMMENTS:

                                   EXHIBIT H
                                   ---------

The dates set forth below take precedence over any conflicting dates set forth in the Agreement and shall apply until January 1, 2001, at which time the dates in the Agreement shall be applicable.


    Section 5.1    15 Business Days
    Section 5.4    15 Business Days
                   45 calendar days
                   45 calendar days
                   45 calendar days
   Section 5.5     15 Business Days
   Section 5.8     15 Business Days
   Section 6.2.4   10 Business Days
   Section 8.1(a)  10 Business Days
   Section 11.1    15 calendar days
                   15 calendar days
   Section 11.2    [*] calendar days
   Section 14.5(e) [*] calendar days
   Section 14.6(e) [*] calendar days
   Section 14.8    [*] Business Days
   Section 14.9    30 Business Days


* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT I

                                      RUS

                             DEBARMENT CERTIFICATE

                                  S A M P L E


   CERTIFICATION REGARDING DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY
                  EXCLUSION - LOWER TIER COVERED TRANSACTIONS



This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 7 CFR Part 3017, Section 3017.510, Participants' responsibilities. The regulations were published as Part IV of the January 30, 1989, Federal Register (pages 4722-4733).

(BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS ON REVERSE)

(1) The prospective lower tier participant certifies, by submission of this proposal, that neither it nor its principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2) Where the prospective lower tier participant is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.


Organization Name                          PR/Award Number or Project Name



Name and Title of Authorized Representative



Signature                                      Date

Instructions For Certification

1. By signing and submitting this form, the prospective lower tier participant is providing the certification set out on the reverse side in accordance with these instructions.

2. The certification in this clause is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the prospective lower tier participant knowingly rendered an erroneous certification, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

3. The prospective lower tier participant shall provide immediate written notice to the person to whom this proposal is submitted if at any time the prospective lower tier participant learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

4. The terms "covered transaction", "debarred", "suspended", "ineligible", "lower tier covered transaction", "participant", "person", "primary covered transaction", "principal", "proposal", and "voluntarily excluded", as used in this clause, have the meanings set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the person to which this proposal is submitted for assistance in obtaining a copy of those regulations.

5. The prospective lower tier participant agrees by submitting this form that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the department or agency with which this transaction originated.

6. The prospective lower tier participant further agrees by submitting this form that it will include this clause titled "Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion - Lower Tier Covered Transactions", without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

7. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not debarred, suspended, ineligible, or voluntarily excluded from the covered transaction, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may, but is not required to, check the Non-procurement List.

8. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

9. Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

                                   EXHIBIT J

                NORTH AMERICAN FREE TRADE AGREEMENT - PROCEDURES


1.1 Seller shall perform all administrative actions required to qualify Products and maintain qualification for preferential treatment under the rules of any applicable trade treaty between Canada, USA and Mexico including, without limitation, the North American Free Trade Agreement ("NAFTA"). If a Product qualifies under NAFTA, Seller shall prepare and distribute a NAFTA Exporter's Certificate of Origin according to Sections 1.2 and 1.3 below, whichever applies, and any other documents required. Seller shall respond to NAFTA Exporter's Certificate of Origin questionnaires and assist each Nortel Company in resolving any Product eligibility issues. Seller alone shall bear responsibility for all penalties and costs resulting from a NAFTA Exporter's Certificate of Origin subsequently being determined to be invalid.

1.2 If a NAFTA Exporter's Certificate of Origin is prepared for each shipment, Seller shall (a) retain the original NAFTA Exporter's Certificate of Origin in Seller's files with appropriate backup documentation, (b) attach a copy of the Exporter's Certificate of Origin to the customs/shipping documents for the qualifying Product, and (c) mark these customs/shipping documents with the legend: "Copy of the NAFTA Exporter's Certificate of Origin attached."

1.3 If a blanket NAFTA Exporter's Certificate of Origin is prepared, Seller shall: (a) retain the original NAFTA Exporter's Certificate of Origin in Seller's files with appropriate backup documentation, (b) mark the customs/shipping documents for the qualifying Product with the legend: "Copy of blanket NAFTA Exporter's Certificate of Origin on file at Nortel customs offices in Milton, Ontario (Canada) and in Tonawanda, NY (USA)," and (c) mail copies of the blanket NAFTA Exporter's Certificate of Origin to the following offices:

      Canada:                                   USA:
      Nortel Networks Corp.                     Nortel Networks Inc.
      Dept. 1560                                77 Oriskany Drive
      901 Steeles Avenue                        Tonawanda, NY, 14150
      Milton, Ontario, Canada  L9T 4B6          USA

                                   EXHIBIT K

                                    NOTICES



           Chorum Technologies
           1303 E. Arapaho Road,
           Richardson, TX, 75081
           Attention: Vice President of Sales
           Facsimile No:______________________________

And

           Gunderson Dettmer, LLP
           2700 Via Fortnua, Suite 300
           Austin, Texas 78746
           Attn:  Kirk Lundburg

           Facsimile No:  512/732-0081



NORTEL:    Nortel Networks Limited
           8200 Dixie Road, Suite 100
           Brampton, Ontario
           Canada L6T 5P6

           Attention: Vice-President and Deputy General Counsel
           Facsimile No: (905) 863-8425

      and: Nortel Networks Limited
           9300 Trans Canada Highway
           St. Laurent, QC
           Canada  H4S 1K5

           Attention: Director, Purchasing and Component Engineering Facsimile No: (514) 818-3222